UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1.   Report to Stockholders.

(a)

Blackstone

Blackstone
Senior Floating Rate 2027 Term Fund
(NYSE: BSL)

Blackstone
Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone
Strategic Credit 2027 Term Fund
(NYSE: BGB)

Semi-Annual Report
June 30, 2023

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	13
Statements of Assets and Liabilities	65
Statements of Operations	66
Statements of Changes in Net Assets	67
Statements of Cash Flows	68
Financial Highlights	69
Notes to Financial Statements	79
Summary of Dividend Reinvestment Plan	95
Additional Information	96
Privacy Procedures	98
Approval of Investment Advisory Agreement	109
Trustees & Officers	113

Blackstone Credit Funds	Manager Commentary

June 30, 2023 (Unaudited)

To Our Shareholders:

Credit market performance rebounded strongly over the first half of 2023 following last year’s negative returns. Floating rate loans outperformed high yield bonds against a still-hawkish Federal Reserve Bank (“Fed”) determined to bring inflation under control.

A risk-on rally lifted credit markets through the first two months of 2023 but ended with the turmoil in the U.S. banking sector in March. Markets recovered but volatility persisted over the second quarter as the Fed continued to hike rates at one of the swiftest paces on record. Credit performance took a hit in May as debt ceiling negotiations went down to the wire. Markets rebounded again in June as sentiment improved amid economic resilience and hopes for a soft landing.

Improving fundamentals and market technicals drove the U.S. loan market to its strongest start since the 2008 global financial crisis, gaining 6.48% over the first six months.i Together, the first two quarters of 2023 are the first- and second-strongest quarters for loans since the end of 2021, at 3.23% and 3.15%, respectively (compared with long-term historical quarterly returns averaging just above 1% (between 2012 and 2022)).ii The loan market also outperformed other key fixed income asset classes over the second quarter, although it lagged European loans and equities.iii

6-Month Total Returns as of June 30, 2023

US Loans (Morningstar LSTA US Leveraged Loan Index)	6.48%
US High Yield Bonds (Bloomberg US High Yield Index)	5.38%
3-month Treasury Bills (Bloomberg U.S. Treasury Bellwethers: 3 Month)	2.35%
10-year Treasuries (Bloomberg U.S. Treasury Bellwethers: 10 Year)	1.78%
US Aggregate Bonds (Bloomberg U.S. Aggregate Index)	2.09%
US Investment Grade Bonds (Bloomberg U.S. Corporate Investment Grade Index)	3.21%
Emerging Markets (Bloomberg EM USD Aggregate Index)	3.30%
US Large Cap Equities (S&P 500® Index)	15.91%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

CCC-rated loans led the index with an 8.47% return over the first half of 2023.iv B-rated loans followed closely behind at 7.19%, while BB-rated loans trailed the index at just 4.95%.v This stands in stark contrast to 2022 where lower-rated assets suffered higher losses than higher-rated assets.

High yield also recovered well from last year, returning 5.38% over the first half of 2023,vi while CLO debt tranches posted a 4.45% return through the same period.vii

Overall loan and high yield prices have risen $2 and $3 higher since the start of the year to $94.24 and $88.97, respectively.viii Yields are at 10.41% for loans and 8.50% for high yield, while credit spreads rounded out at 501 basis points for leveraged loans and 417 basis points for high yield.ix These spreads have tightened and are 58 basis points and 72 basis points lower than at the start of 2023, for loans and high yield, respectively.

Technicals have underpinned performance across non-investment grade credit as demand has far outstripped meager new issue supply.

Loan market issuance of $100 billion through the first half of the year was down 40% from last year and at its lowest level since 2010.x Refinancings comprised a majority of the little activity there has been in the market (65% of volumexi) with new money transactions in short supply. Borrowers have reduced 2024 maturities by over 50% and 2025 maturities by 26% via refinancing and amend-to-extend activity this yearxii. We believe refinancing the residual 2024/2025 tally could prove more challenging amid investor preference for better-quality assets and given that B-rated borrowers account for roughly half of the remaining amount.xiii

High yield issuers grew increasingly active over the first half of 2023 to price $93.6 billion, which is closing in on 2022’s full-year total of $102 billion.xiv However, overall supply has remained depressed compared to historical standards, and ongoing rising star upgrades have further depleted the outstanding universe.

On the demand side, recession fears spurred ongoing outflows from loan retail funds to nearly $19 billion over the first half of 2023.xv High-yield funds have also experienced about $11 billion of outflows this year.xvi

CLOs have proved the main buyers of loans as a result, although continued low asset supply and a challenged arbitrage has caused volumes to ease from last year. The second quarter supply was the lowest since the onset of the COVID-19 pandemic in the second quarter of 2020, and year-to-date issuance is trailing last year’s comparable period by 25%.xvii

Looking ahead to the second half of 2023 and after raising rates again in July following June’s pause, the Fed has left the door open for additional hikes if necessary to ensure it meets its goal of returning inflation closer to the 2% range. We believe that higher rates should underpin loan market performance over the near term, given the market’s history of performing well during periods of rising or stable rates.xviii

Ongoing economic resilience has fueled hopes that the Fed can achieve the rare feat of a soft landing. However, we continue to prepare for a tougher credit cycle as the prospect of rates staying high for an extended period and slower growth both weigh on corporate performance.

2	www.blackstone-credit.com

Blackstone Credit Funds	Manager Commentary

June 30, 2023 (Unaudited)

Defaults are expected to rise from current levels of 2.71% for high yield and 2.94% for loans,xix although we believe the current fundamental health of the broader fixed income market may help keep stress at more manageable levels. A glance at corporate balance sheets highlights leverage at decade lows and interest coverage, while deteriorating, still close to a four-year high.xx

We believe this ongoing challenging and volatile environment will lead to elevated performance dispersion across managers. In our view, managers with experience during previous downturns and an active investment strategy should be better placed to identify the alpha opportunities.

At Blackstone Credit, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

All figures are approximate and as of June 30, 2023, unless otherwise indicated. The words “we”, “us”, and “our” refer to BSL, BGX and BGB, unless the context requires otherwise. In all other instances, including with respect to current and forward-looking views and opinions of the market and BSL, BGX and BGB 's portfolio and performance positioning, these terms refer to BSL's, BGX's and BGB's adviser, Blackstone Liquid Credit Strategies LLC.

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BSL's, BGX's and BGB's financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BSL, BGX and BGB believe these factors include but are not limited to those described under the section entitled “Risk Factors” in their prospectuses and annual reports for the most recent fiscal year, and any such updated factors included in their periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BSL's, BGX's and BGB's prospectus and other filings). Except as otherwise required by federal securities laws, BSL, BGX and BGB undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

[i]	Morningstar LSTA US Leveraged Loan Index, as of June 30, 2023.
ii	Pitchbook LCD, Weekly Wrap, as of July 6, 2023.
iii	Bloomberg as of March 31, 2023.
iv	Morningstar LSTA US Leveraged Loan Index, as of June 30, 2023.
[v]	Morningstar LSTA US Leveraged Loan Index, as of June 30, 2023.
vi	Morningstar LSTA US Leveraged Loan Index, Bloomberg High Yield Index as of June 30, 2023.
vii	JP Morgan CLOIE Index, as of June 30, 2023.
viii	Morningstar LSTA US Leveraged Loan Index, Bloomberg High Yield Index, as of June 30, 2023.
ix	Morningstar LSTA US Leveraged Loan Index, Bloomberg High Yield Index, as of June 30, 2023.
[x]	Pitchbook LCD, as of June 30, 2023.
xi	Pitchbook LCD, as of June 30, 2023.
xii	Pitchbook LCD, as of June 30, 2023.
xiii	Pitchbook LCD June Wrap, as of July 5, 2023.
xiv	Pitchbook LCD, as of June 30, 2023.
xv	Pitchbook LCD, as of June 30, 2023.
xvi	JP Morgan, Lipper, as of June 30, 2023.
xvii	Pitchbook LCD, as of June 30, 2023.
xviii	JP Morgan High Yield and Leveraged Loan Market Monitor, as of July 5, 2023.
xix	JP Morgan, Default Monitor, as of July 5, 2023.
xx	JP Morgan, 1Q23 High Yield Credit Fundamentals, as of June 12, 2023.

Semi-Annual Report | June 30, 2023	3

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

June 30, 2023 (Unaudited)

Blackstone Senior Floating Rate 2027 Term Fund

Fund Overview

Blackstone Senior Floating Rate 2027 Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary

Fund Performance

As of June 30, 2023, BSL outperformed its benchmark, the Morningstar LSTA US Leveraged Loan Index (“Morningstar LLI”), on a Net Asset Value (“NAV”) per share basis for the six-month, three-year, ten-year and since inception periods and underperformed its benchmark for the one-year and five-year periods. On a share price basis, the Fund outperformed its benchmark for the six-month and three-year periods and underperformed for the one-year, five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 11.0% for the six-months ended June 30, 2023, compared to its peer group average discount of 11.0% over the same period.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ended June 30, 2023 was primarily attributable to leverage and the Fund’s CLO allocation. By issuer, the largest positive contributors to performance were TecoStar Holdings, Vision Solutions and CoreLogic, and the most significant detractors were Carestream Health, Global Medical Response and Lumen Technologies.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were Financial Services; Healthcare Providers & Services; and Industrial Conglomerates. The largest sector underweights were Software; Machinery; and Specialty Retail. The Fund increased its allocation to first lien broadly syndicated senior loans while reducing its exposure to high yield bonds and CLO securities.

4	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

June 30, 2023 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BSL Total Return (as of June 30, 2023)

	6 Month	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	7.67%**	9.36%	7.21%	3.77%	4.48%	5.11%
Market Price*	8.34%	5.19%	7.39%	1.01%	2.89%	3.85%
Morningstar LSTA US Leveraged Loan Index	6.48%	10.71%	6.31%	4.13%	4.07%	4.60%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2023 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2023	5

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

June 30, 2023 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	8.83%
Current Dividend Yield^	10.20%
Effective Duration^^	0.20 yr
Average Position*	0.24%
Leverage*	30.26%

^	Using current dividend rate of $0.109/share and market price/share as of June 30, 2023.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*

Level 3 Financing Inc	1.0%
PetVet Care Centers LLC	1.0%
Focus Financial Partners LLC	0.9%
Ziggo Financing Partners	0.9%
Chariot Buyer Llc	0.9%
Eg America Llc	0.9%
Peraton Corp.	0.9%
Mitchell International, Inc.	0.8%
Virgin Media Bristol Llc	0.8%
Endure Digital Inc	0.8%
Top 10 Issuer	8.9%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	8.8%
Health Care Providers & Services	7.9%
Financial Services	5.7%
Media	5.5%
Professional Services	5.5%
Top 5 Industries	33.5%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

6	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2023 (Unaudited)

Blackstone Long-Short Credit Income Fund

Fund Overview

Blackstone Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first- and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

Effective June 1, 2023, BGX changed its benchmark from a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (70% loans, 30% high yield bonds) to a composite weighting of the Morningstar LLI and the Bloomberg HYI (85% loans, 15% high yield bonds) in order to reflect the midpoint of the Fund’s possible exposure to high yield bond investments, rather than the maximum level.

As of June 30, 2023, BGX outperformed a composite weighting of the Morningstar LLI and the Bloomberg HYI (85% loans, 15% high yield bonds) on a NAV per share basis for the six-month, three-year, ten-year and since inception periods and underperformed its benchmark for the one-year and five-year periods. On a share price basis, the Fund outperformed its benchmark for the six month and three-year periods and underperformed for the one-year, five-year, ten-year and since inception periods.

As of June 30, 2023, BGX outperformed its prior benchmark, a composite weighting of the Morningstar LLI and the Bloomberg HYI (70% loans, 30% high yield bonds), on a NAV per share basis for the six-month, three-year, ten-year and since inception periods and underperformed its benchmark for the one-year and five-year periods. On a share price basis, the Fund outperformed its benchmark for the six month and three-year periods and underperformed for the one-year, five-year, ten-year and since inception periods.

The shares of the Fund traded at an average discount to NAV of 13.5% for the six-months ended June 30, 2023, compared to its peer group average discount of 11.1% over the same period.

NAV Performance Factors

The Fund’s outperformance relative to the current benchmark for the six months ended June 30, 2023 was primarily attributable to leverage, the Fund’s CLO allocation and credit selection within loans. By issuer, the largest positive contributors to performance were Vision Solutions, TecoStar Holdings and CoreLogic, and the most significant detractors were Carestream Health, Lumen Technologies and Global Medical Response.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were Financial Services; Healthcare Providers & Services; and Industrial Conglomerates. The largest sector underweights were Software; Machinery; and Specialty Retail. The Fund increased its allocation to broadly syndicated loans while reducing its exposure to high yield bonds.

Semi-Annual Report | June 30, 2023	7

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2023 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGX Total Return (as of June 30, 2023)

	6 Month	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	8.41%**	9.12%	6.64%	3.53%	4.82%	5.16%
Market Price*	10.24%	8.69%	6.36%	1.71%	3.08%	3.69%
85% Morningstar LLI /15% Bloomberg HYI***	6.32%	10.49%	5.86%	4.03%	4.13%	4.35%
70% Morningstar US LLI /30% Bloomberg HYI	6.15%	10.26%	5.39%	3.93%	4.20%	4.50%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2023 may differ from the net asset value for financial reporting purposes.
***	Effective June 1, 2023, BGX changed its benchmark from a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (70% loans, 30% high yield bonds) to a composite weighting of the Morningstar LLI and the Bloomberg HYI (85% loans, 15% high yield bonds) in order to reflect the midpoint of the Fund’s possible exposure to high yield bond investments, rather than the maximum level.

8	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2023 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	8.45%
Current Dividend Yield^	11.01%
Effective Duration^^	0.68 yr
Average Position*	0.24%
Leverage*	37.83%

^	Using current dividend rate of $0.104/share and market price/share as of June 30, 2023.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Carnival Corp	1.0%
Level 3 Financing Inc	1.0%
Virgin Media Bristol Llc	0.9%
UPC Financing Partnership	0.8%
Chariot Buyer Llc	0.8%
Whatabrands LLC	0.8%
Elanco Animal Health, Inc.	0.8%
Mitchell International, Inc.	0.8%
Grifols Worldwide Operations USA Inc	0.8%
Atlas CC Acquisition Corp.	0.8%
Top 10 Issuer	8.4%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	7.9%
Financial Services	6.8%
Health Care Providers & Services	6.6%
Hotels, Restaurants & Leisure	5.6%
Media	5.6%
Top 5 Industries	32.2%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

Semi-Annual Report | June 30, 2023	9

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

June 30, 2023 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Fund Overview

Blackstone Strategic Credit 2027 Term Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

As of June 30, 2023, BGB outperformed a composite weighting of the Morningstar LLI and the Bloomberg HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the six-month, three-year and since inception periods and underperformed its benchmark for the one-year, five-year and ten-year periods. On a share price basis, the Fund outperformed its benchmark for the six-month and three-year periods and underperformed for the one-year, five-year, ten-year and since inception periods. The shares of the Fund traded at an average discount to NAV of 12.5% for the six-months ended June 30, 2023, compared to its peer group average discount of 11.2% over the same period.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ended June 30, 2023 was primarily attributable to leverage and credit selection in loans. By issuer, the largest positive contributors to performance were Vision Solutions, TecoStar Holdings and CoreLogic, and the most significant detractors were Carestream Health, Global Medical Response and Output Services Corp.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were Healthcare Providers & Services; Professional Services; and Financial Services. The largest sector underweights were Machinery; Specialty Retail; and Containers & Packaging. The Fund increased its allocation to broadly syndicated loans while reducing its exposure to high yield bonds.

10	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

June 30, 2023 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGB Total Return (as of June 30, 2023)

	6 Month	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	7.63%**	8.33%	6.14%	2.52%	4.15%	4.30%
Market Price*	8.41%	6.94%	6.34%	1.23%	2.95%	2.65%
75% Morningstar LLI /25% Bloomberg HYI	6.21%	10.34%	5.55%	3.96%	4.18%	4.25%

†	Annualized.
*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2023 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2023	11

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

June 30, 2023 (Unaudited)

BGB’s Portfolio Composition*

*

Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

^	Less than 0.05%

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	8.28%
Current Dividend Yield^	10.32%
Effective Duration^^	0.74 yr
Average Position*	0.24%
Leverage*	35.61%

^	Using current dividend rate of $0.094/share and market price/share as of June 30, 2023.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Carnival Corp	1.0%
Level 3 Financing Inc	1.0%
PetVet Care Centers LLC	0.9%
UPC Financing Partnership	0.8%
Peraton Corp.	0.8%
Ziggo Financing Partners	0.8%
Chariot Buyer Llc	0.8%
Mitchell International, Inc.	0.8%
Trans Union LLC	0.8%
Whatabrands LLC	0.8%
Top 10 Issuer	8.6%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	8.4%
Health Care Providers & Services	7.3%
Media	5.8%
Hotels, Restaurants & Leisure	5.3%
Aerospace & Defense	4.8%
Top 5 Industries	33.2%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

12	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.10%
Aerospace & Defense - 6.03%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029(b)	$1,368,202	$1,340,838
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,998,413	1,746,583
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	406,457	355,237
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	737,224	737,751
LSF11 Trinity BidCo, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.50%, 06/14/2030(b)	986,923	985,689
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,685,199	1,447,164
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,300,288	2,264,553
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	1,516,775	1,517,654
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	856,433	857,328
		11,252,797

Air Freight & Logistics - 1.44%
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.17826%, 0.75% Floor, 03/24/2026	1,097,194	1,096,706
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	1,664,308	1,584,912
		2,681,618

Automobile Components - 2.44%
Belron Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 2.85%, 0.50% Floor, 04/18/2029	363,979	364,664
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,468,320	1,397,136
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	1,396,110	1,394,581
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	748,897	743,516
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 06/08/2028	653,333	653,333
		4,553,230

Beverages - 0.95%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	1,838,316	1,781,732

Biotechnology - 0.74%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	1,400,861	1,380,724

Broadline Retail - 0.90%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	1,682,785	1,682,482

Building Products - 3.89%
Chariot Buyer LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	1,056,271	1,034,110
3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,300,776	1,300,451
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,679,100	1,585,071
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	2,058,292	2,011,980
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,361,238	1,332,312
		7,263,924

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	13

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Capital Markets - 1.74%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	$749,102	$740,675
Focus Financial Partners LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 06/30/2028	538,776	536,553
3M US L + 2.50%, 0.50% Floor, 06/30/2028	1,988,595	1,968,441
		3,245,669

Chemicals - 2.25%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	994,924	992,048
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	1,145,102	1,131,149
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 0.50% Floor, 08/30/2028	744,521	740,102
Messer Industries LLC Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	908,044	908,639
Nouryon Finance B.V., TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 04/03/2028	425,532	423,581
		4,195,519

Commercial Services & Supplies - 4.62%
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	1,074,290	1,014,312
Allied Universal Holdco LLC, TLB, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	1,510,000	1,478,547
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,585,104	1,573,668
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	119,934	119,068
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	29,070	28,992
1M US SOFR + 3.00%, 11/30/2028	387,597	386,568
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	601,071	535,329
Garda World Security Corp., First Lien B-2 Term Loan, 1M US SOFR + 4.25%, 10/30/2026	1,101,356	1,097,226
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	1,260,600	1,215,433
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/05/2028	290,909	291,455
United Site Cov-Lite, First Lien Term Loan, 3M US L + 4.25%, 12/15/2028	1,079,452	889,603
		8,630,201

Communications Equipment - 0.42%
Commscope, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 04/06/2026	596,899	573,098
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	854,492	205,078
		778,176

Construction & Engineering - 2.12%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	1,434,335	1,394,447
APi Group DE, Inc., First Lien Term Loan, 1M US SOFR + 2.75%, 01/03/2029	907,832	910,596
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	372,479	372,168
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	1,409,299	1,277,431
		3,954,642

Construction Materials - 1.52%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.50%, 02/01/2027	1,492,268	1,491,261
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	1,351,311	1,342,210
		2,833,471

Containers & Packaging - 2.01%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	263,010	263,013

See Notes to Financial Statements.

14	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Containers & Packaging (continued)
LABL, Inc., First Lien Term Loan, 1M US SOFR + 5.00%, 10/29/2028	$562,857	$558,250
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US SOFR + 1.75%, 02/04/2027	1,685,067	1,685,260
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025	800,000	80,000
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	1,183,275	1,167,218
		3,753,741

Distributors - 0.75%
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	1,451,458	1,397,783

Diversified Consumer Services - 4.85%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	568,441	558,494
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	1,231,623	1,210,069
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	490,359	60,804
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	229,683	222,793
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 1M US SOFR + 2.75%, 0.75% Floor, 09/23/2026	1,987,782	1,989,700
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029(b)	509,735	481,062
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	1,769,622	1,758,571
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,339,695	1,236,538
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	1,557,437	1,533,881
		9,051,912

Diversified Telecommunication Services - 4.11%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	2,919,606	2,727,103
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	1,440,801	1,115,720
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	1,942,903	1,911,681
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	858,574	532,209
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,413,127	1,379,459
		7,666,172

Electric Utilities - 0.74%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	1,391,584	1,386,657

Electrical Equipment - 0.76%
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	1,453,725	1,425,741

Electronic Equipment, Instruments & Components - 0.87%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	1,220,116	1,217,835
LTI Holdings, Inc., First Lien Term Loan, 3M US L + 4.75%, 07/24/2026	417,311	407,400
		1,625,235
Energy Equipment & Services - 0.02%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	32,069	31,573

Entertainment - 1.54%
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.15%, 0.75% Floor, 11/26/2026	1,367,822	1,364,402

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	15

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Entertainment (continued)
CE Intermediate I LLC, First Lien Term Loan, 3M US L + 4.00%, 0.50% Floor, 11/10/2028(b)	$860,193	$847,291
NASCAR Holdings, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.50%, 10/19/2026	666,915	668,635
		2,880,328

Financial Services - 3.71%
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 04/28/2028	1,190,895	1,183,601
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	484,738	445,959
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	1,500,908	1,470,424
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	862,371	765,355
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	1,727,808	1,595,337
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028(b)	1,467,801	1,469,636
		6,930,312

Food Products - 2.22%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028(b)	1,280,000	1,272,000
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,731,082	1,724,374
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,159,996	1,156,736
		4,153,110

Ground Transportation - 2.48%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	1,339,589	1,325,356
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	1,562,669	1,564,528
XPO, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,731,298	1,739,496
		4,629,380

Health Care Equipment & Supplies - 4.21%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	2,272,865	2,157,517
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	153,319	112,229
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	573,094	530,112
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/23/2028	1,000,000	974,065
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,005,765	1,985,708
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	828,958	805,992
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,341,459	1,288,921
		7,854,544

Health Care Providers & Services - 11.21%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 6M US L + 4.00%, 07/01/2026	269,360	210,774
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	1,296,460	1,014,480
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	958,633	946,267
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	845,718	843,337
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027(c)	1,434,202	324,044
3M US SOFR + 7.88%, 03/31/2027(c)	222,266	244,770
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	2,318,841	1,315,942
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 3M US L + 4.00%, 04/30/2025	49,685	49,250
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	1,722,223	1,665,528
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	1,392,207	1,292,824
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/21/2027	932,556	909,242

See Notes to Financial Statements.

16	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Health Care Providers & Services (continued)
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	$66,395	$62,544
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	921,121	645,245
National Mentor Holdings, Inc., TL, First Lien Term Loan, 1M US L + 3.75%, 03/02/2028	2,224,538	1,692,740
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	63,269	48,144
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,388,271	1,240,767
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,515,238	1,342,251
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028(d)	159,779	156,703
3M US L + 3.25%, 0.50% Floor, 12/29/2028	1,238,844	1,214,997
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	1,593,992	1,564,503
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	1,120,000	1,029,000
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 3M US L + 3.50%, 03/05/2026	1,284,438	1,271,754
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	913,380	692,744
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	1,147,081	1,146,273
		20,924,123

Health Care Technology - 2.98%
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan, 3M US L + 3.50%, 02/15/2029(d)	43,570	42,045
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	1,779,809	1,717,516
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US L + 0.00%, 06/30/2027	1,197,066	1,200,436
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	735,960	720,648
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,882,807	1,884,567
		5,565,212

Hotels, Restaurants & Leisure - 5.96%
1011778 B.C. Unlimited Liability Company, First Lien B-4 Term Loan, 1M US L + 1.75%, 11/19/2026	1,339,589	1,332,328
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	1,140,790	1,141,360
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/02/2028	1,378,954	1,350,279
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,327,254	1,328,987
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	1,379,803	1,370,027
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,144,207	1,131,454
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	1,233,082	1,236,794
IRB Holding Corp., First Lien Term Loan, 3M US SOFR + 3.00%, 0.75% Floor, 12/15/2027	995,486	989,886
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	1,255,601	1,249,812
		11,130,927

Independent Power and Renewable Electricity Producers - 0.80%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	1,339,535	1,339,950
Eastern Power LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 1.00% Floor, 10/02/2025	156,027	150,752
		1,490,702

Industrial Conglomerates - 4.33%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	836,463	815,033
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	1,431,601	1,406,548

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	17

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Industrial Conglomerates (continued)
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	$74,467	$70,720
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,377,474	1,308,166
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	1,462,310	1,447,080
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	1,473,937	1,436,720
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	1,610,705	1,600,244
		8,084,511

Insurance - 3.34%
AmWINS Group, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.75% Floor, 02/19/2028	1,746,652	1,733,561
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	226,092	225,833
Broadstreet Partners, Inc., TLB3, First Lien Term Loan, 3M US SOFR + 4.00%, 01/27/2029	1,539,785	1,534,011
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	378,061	376,643
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	649,535	649,129
NFP Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 02/15/2027	1,758,269	1,726,242
		6,245,419

Interactive Media & Services - 1.11%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	372,838	373,978
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	1,120,000	1,076,040
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	705,038	617,021
		2,067,039

IT Services - 3.44%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028(b)	1,349,546	1,319,181
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	1,581,655	1,457,764
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	2,356,612	2,200,487
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,133,674	1,036,609
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	411,432	412,204
		6,426,245

Leisure Products - 1.01%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,888,864	1,892,405

Life Sciences Tools & Services - 2.36%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	1,393,906	1,368,202
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,520,914	1,315,043
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	345,580	345,796
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 11/15/2028	1,392,025	1,382,977
		4,412,018

Machinery - 0.97%
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	1,712,844	1,710,891

See Notes to Financial Statements.

18	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Machinery (continued)
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	$99,215	$97,086
		1,807,977

Media - 7.80%
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	1,323,727	1,325,547
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,044,588	1,039,579
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	1,436,206	1,436,802
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,400,000	1,216,166
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	1,290,176	1,080,039
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/15/2026	1,458,481	1,448,322
3M US SOFR + 4.25%, 06/24/2029	216,545	216,455
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	2,182,983	2,152,967
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	1,694,655	1,682,690
1M US L + 3.25%, 01/31/2029	550,000	548,427
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	2,450,861	2,417,603
		14,564,597

Mortgage Real Estate Investment - 0.30%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.75%, 0.50% Floor, 04/23/2026	297,716	281,341
1M US SOFR + 2.25%, 04/23/2026	297,680	279,969
		561,310

Oil, Gas & Consumable Fuels - 1.68%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	754,198	750,035
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	2,021,334	1,984,101
Whitewater Whistler Holdings, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	410,495	410,751
		3,144,887

Passenger Airlines - 2.71%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	895,489	896,689
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	430,522	420,297
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	608,917	598,809
Apple Bidco LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 09/22/2028	649,531	647,095
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	1,587,010	1,565,022
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	935,368	936,411
		5,064,323

Pharmaceuticals - 1.26%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,392,267	1,368,773
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,040,524	987,197
		2,355,970

Professional Services - 8.67%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,342,506	1,341,331
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,865,513	1,678,962
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,835,537	1,661,619
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	567,442	462,465

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	19

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Professional Services (continued)
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.75%, 0.75% Floor, 04/07/2028	$304,000	$285,096
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US SOFR + 3.25%, 02/06/2026	933,432	935,416
EP Purcasher, LLC, First Lien Term Loan, 3M US L + 3.50%, 11/06/2028	149,621	146,816
Equiniti Group PLC, First Lien Term Loan, 6M US SOFR + 4.50%, 12/11/2028	1,139,814	1,143,376
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US SOFR + 4.75%, 04/29/2029	654,423	616,794
Inmar, Inc., TL, First Lien Term Loan, 1M US SOFR + 5.25%, 05/01/2026	593,701	578,116
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,308,944	1,290,541
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 05/26/2026	1,500,094	1,410,088
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	162,722	160,281
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25%, 1.50% PIK, 06/29/2026(c)(e)	590,454	160,899
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	1,784,178	1,781,823
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	344,223	343,810
TRC Companies, First Lien Term Loan, 3M US L + 3.75%, 12/08/2028	572,176	564,308
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	713,846	658,523
VT Topco, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 08/01/2025	975,405	964,310
		16,184,574

Semiconductors & Semiconductor Equipment - 0.58%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	1,082,639	1,082,303

Software - 13.28%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	576,919	566,702
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	1,697,001	1,694,235
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	1,619,962	1,581,496
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,789,019	1,671,624
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	755,409	705,125
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	900,286	877,779
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	1,340,041	1,338,245
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	2,074,472	1,898,141
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	765,110	739,288
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,548,622	1,406,343
Ivanti Software, Inc., First Lien First Amendment Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	249,099	209,204
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	537,313	356,643
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	1,566,383	1,567,362
LTI Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 6.75%, 09/06/2026	468,085	401,189
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	1,694,302	1,281,316
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	403,917	392,304
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	885,624	863,484
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	323,584	307,203
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	1,144,192	1,121,783
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 04/14/2030(b)	1,383,043	1,384,772
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,394,341	1,089,329
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	812,368	791,624

See Notes to Financial Statements.

20	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Software (continued)
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	$198,923	$198,592
1M US L + 2.25%, 0.50% Floor, 03/22/2029	299,774	299,275
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	2,149,314	2,047,447
		24,790,505

Specialty Retail - 1.24%
EG America LLC, First Lien Term Loan:
1M US SOFR + 4.00%, 02/28/2028(b)	79,167	78,821
1M US SOFR + 4.00%, 0.50% Floor, 02/28/2028(b)	118,750	113,703
1M US SOFR + 4.00%, 02/28/2028(b)	523,316	520,045
1M US SOFR + 4.00%, 0.50% Floor, 02/28/2028(b)	784,973	752,593
1M US SOFR + 4.25%, 02/28/2028(b)	88,138	87,587
1M US SOFR + 4.25%, 0.50% Floor, 02/28/2028(b)	132,207	126,753
1M US SOFR + 5.50%, 0.50% Floor, 02/29/2028(b)	666,040	641,064
		2,320,566

Technology Hardware, Storage & Peripherals - 0.69%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,512,400	1,285,540

Textiles, Apparel & Luxury Goods - 0.44%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	932,558	818,320

Trading Companies & Distributors - 2.72%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	1,791,184	1,744,676
Park River Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.25%, 0.75% Floor, 12/28/2027	1,731,467	1,664,866
SRS Distribution, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 06/02/2028	997,475	975,660
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 06/21/2030	715,594	703,876
		5,089,078

Wireless Telecommunication Services - 0.89%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,683,558	1,655,148

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $264,979,902)		255,984,372

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 4.39%
Banks - 0.23%
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(f)	500,000	429,321

Consumer Finance - 0.47%
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(f)	500,000	447,835
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(f)	500,000	423,523
		871,358
Financial Services - 3.69%
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(b)(f)	1,000,000	930,040
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(f)	500,000	468,982
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(f)	625,000	552,967
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	834,000	695,749
Neuberger Berman CLO XVII, Ltd., 3M US L + 7.20%, 04/22/2029(b)(f)	500,000	445,123
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(f)	1,000,000	949,074

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	21

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Financial Services (continued)
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(b)(f)	$750,000	$657,197
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	500,000	461,925
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(f)	1,000,000	906,187
Sound Point CLO XXXII, Ltd., 3M US L + 6.70%, 10/25/2034(b)(f)	1,000,000	821,274
		6,888,518

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $9,135,116)		8,189,197

CORPORATE BONDS - 2.96%
Aerospace & Defense - 0.18%
Bombardier, Inc., 7.500%, 02/01/2029(f)	109,000	107,864
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	8,000	6,720
TransDigm, Inc.:
4.625%, 01/15/2029	15,000	13,361
4.880%, 05/01/2029	110,000	98,391
Triumph Group, Inc., 7.750%, 08/15/2025	114,000	110,955
		337,291

Air Freight & Logistics - 0.02%
Allegiant Travel Co., 7.250%, 08/15/2027(f)	30,000	29,920

Automobile Components - 0.02%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	45,000	38,703

Automobiles - 0.06%
Ford Motor Credit Co. LLC, 6.800%, 05/12/2028	112,000	112,224

Broadline Retail - 0.02%
Nordstrom, Inc., 5.000%, 01/15/2044	9,000	6,264
Rakuten Group, Inc., 10.250%, 11/30/2024(f)	40,000	39,699
		45,963

Building Products - 0.05%
Griffon Corp., 5.750%, 03/01/2028	40,000	37,453
JELD-WEN, Inc., 4.880%, 12/15/2027(f)	73,000	64,745
		102,198

Chemicals - 0.04%
Chemours Co., 4.630%, 11/15/2029(f)	15,000	12,690
FMG Resources August 2006 Pty, Ltd.:
4.375%, 04/01/2031(f)	5,000	4,276
6.125%, 04/15/2032(f)	54,000	51,540
Valvoline, Inc., 3.630%, 06/15/2031(f)	15,000	12,209
		80,715

Commercial Services & Supplies - 0.01%
Deluxe Corp., 8.000%, 06/01/2029(f)	10,000	7,840
GFL Environmental, Inc., 4.000%, 08/01/2028(f)	10,000	8,953
		16,793

Communications Equipment - 0.04%
CommScope, Inc., 8.250%, 03/01/2027(f)	20,000	16,027

See Notes to Financial Statements.

22	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Communications Equipment (continued)
Viasat, Inc., 6.500%, 07/15/2028(f)	$62,000	$52,601
		68,628

Construction & Engineering - 0.03%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	15,000	14,219
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(f)	14,000	11,706
Tutor Perini Corp., 6.875%, 05/01/2025(f)	32,000	26,579
		52,504

Consumer Finance - 0.23%
Enova International, Inc., 8.500%, 09/15/2025(f)	15,000	14,624
FirstCash, Inc.:
4.630%, 09/01/2028(f)	55,000	49,184
5.625%, 01/01/2030(f)	20,000	18,094
Goeasy, Ltd., 4.375%, 05/01/2026(f)	60,000	54,788
Navient Corp.:
5.000%, 03/15/2027	20,000	17,910
4.880%, 03/15/2028	50,000	42,870
9.375%, 07/25/2030	19,000	18,916
5.625%, 08/01/2033	30,000	22,591
OneMain Finance Corp.:
3.500%, 01/15/2027	52,000	44,666
3.880%, 09/15/2028	60,000	49,104
5.375%, 11/15/2029	15,000	12,767
SLM Corp.:
4.200%, 10/29/2025	60,000	55,806
3.125%, 11/02/2026	5,000	4,330
Synchrony Financial, 7.250%, 02/02/2033	9,000	8,114
World Acceptance Corp., 7.000%, 11/01/2026(f)	15,000	13,139
		426,903

Consumer Staples Distribution & Retail - 0.02%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.500%, 02/15/2028(f)	30,000	30,084

Containers & Packaging - 0.00%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(f)	10,000	9,357

Diversified Consumer Services - 0.02%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	25,000	22,716
WW International, Inc., 4.500%, 04/15/2029(f)	20,000	11,841
		34,557

Diversified REITs - 0.06%
Service Properties Trust:
4.750%, 10/01/2026	50,000	43,466
4.950%, 02/15/2027	80,000	68,499
		111,965

Diversified Telecommunication Services - 0.07%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(f)	60,000	58,104
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	80,000	74,872
		132,976

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	23

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Electric Utilities - 0.01%
PG&E Corp., 5.000%, 07/01/2028	$15,000	$13,778

Energy Equipment & Services - 0.12%
Archrock Lp/fin Aplp 6 7/8 04/01/27, 6.875%, 04/01/2027(f)	2,000	1,922
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	75,000	70,523
Enerflex, Ltd., 9.000%, 10/15/2027(f)	40,000	38,957
Oceaneering International, Inc., 6.000%, 02/01/2028	44,000	41,732
Transocean, Inc.:
8.000%, 02/01/2027(f)	25,000	22,691
7.500%, 04/15/2031	70,000	55,251
		231,076
Entertainment - 0.01%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	20,000	14,507

Financial Services - 0.13%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(f)	18,000	16,426
MGIC Investment Corp., 5.250%, 08/15/2028	5,000	4,721
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(f)	55,000	51,231
5.500%, 08/15/2028(f)	70,000	61,409
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(f)	10,000	9,460
4.250%, 02/15/2029(f)	85,000	68,353
5.750%, 09/15/2031(f)	15,000	12,249
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	25,000	22,353
		246,202
Food Products - 0.02%
Post Holdings, Inc., 4.625%, 04/15/2030(f)	40,000	35,097

Gas Utilities - 0.01%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(f)	25,000	20,967

Ground Transportation - 0.01%
XPO, Inc., 7.125%, 06/01/2031(f)	20,000	20,176

Health Care Providers & Services - 0.07%
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(f)	11,000	6,882
6.125%, 04/01/2030(f)	35,000	20,890
DaVita, Inc.:
4.625%, 06/01/2030(f)	65,000	55,873
3.750%, 02/15/2031(f)	10,000	8,008
Encompass Health Corp., 4.750%, 02/01/2030	20,000	18,234
Tenet Healthcare Corp., 6.875%, 11/15/2031	15,000	14,984
		124,871
Health Care REITs - 0.01%
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 08/01/2029	15,000	11,353

Health Care Technology - 0.04%
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(f)	112,000	84,435

See Notes to Financial Statements.

24	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Hotels, Restaurants & Leisure - 0.27%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(f)	$30,000	$27,453
4.380%, 01/15/2028(f)	20,000	18,491
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(f)	10,000	8,947
Carnival Corp.:
7.625%, 03/01/2026(f)	113,000	110,777
5.750%, 03/01/2027(f)	3,000	2,764
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(f)	20,000	16,482
NCL Corp., Ltd.:
5.875%, 03/15/2026(f)	95,000	88,964
7.750%, 02/15/2029(f)	25,000	23,768
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	35,000	32,160
5.375%, 07/15/2027(f)	10,000	9,361
7.500%, 10/15/2027	15,000	15,083
3.700%, 03/15/2028	60,000	52,215
Station Casinos LLC, 4.500%, 02/15/2028(f)	30,000	26,964
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(f)	75,000	71,133
		504,562
Household Durables - 0.14%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	37,000	34,559
7.250%, 10/15/2029	15,000	14,600
Century Communities, Inc., 3.880%, 08/15/2029(f)	33,000	28,637
M/I Homes, Inc., 3.950%, 02/15/2030	36,000	30,739
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(f)	75,000	72,589
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	50,000	43,341
3.880%, 10/15/2031(f)	15,000	12,240
TopBuild Corp.:
3.630%, 03/15/2029(f)	15,000	13,072
4.125%, 02/15/2032(f)	5,000	4,265
		254,042
Household Products - 0.02%
Energizer Holdings, Inc., 4.750%, 06/15/2028(f)	44,000	39,292

Interactive Media & Services - 0.06%
ANGI Group LLC, 3.875%, 08/15/2028(f)	32,000	26,166
Cinemark USA, Inc., 5.250%, 07/15/2028(f)	68,000	59,885
ZipRecruiter, Inc., 5.000%, 01/15/2030(f)	30,000	25,575
		111,626
IT Services - 0.03%
Gartner, Inc., 4.500%, 07/01/2028(f)	40,000	37,404
Unisys Corp., 6.875%, 11/01/2027(f)	25,000	18,034
		55,438
Leisure Products - 0.01%
Vista Outdoor, Inc., 4.500%, 03/15/2029(f)	25,000	20,276

Machinery - 0.02%
Allison Transmission, Inc., 3.750%, 01/30/2031(f)	37,000	31,290

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	25

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Marine Transportation - 0.01%
Danaos Corp., 8.500%, 03/01/2028(f)	$17,000	$17,070

Media - 0.15%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(f)	30,000	27,968
5.000%, 02/01/2028(f)	30,000	27,364
5.375%, 06/01/2029(f)	12,000	10,860
4.750%, 03/01/2030(f)	5,000	4,280
7.380%, 03/01/2031(f)	20,000	19,501
4.500%, 05/01/2032	13,000	10,393
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(f)	33,000	25,946
7.500%, 06/01/2029(f)	8,000	5,929
DISH DBS Corp.:
5.875%, 11/15/2024	38,000	33,283
7.750%, 07/01/2026	10,000	6,144
Gray Television, Inc., 7.000%, 05/15/2027(f)	10,000	8,542
News Corp., 3.875%, 05/15/2029(f)	10,000	8,788
Nexstar Media, Inc.:
5.625%, 07/15/2027(f)	15,000	13,996
4.750%, 11/01/2028(f)	30,000	26,059
Scripps Escrow, Inc., 5.875%, 07/15/2027(f)	10,000	8,108
Townsquare Media, Inc., 6.875%, 02/01/2026(f)	33,000	31,588
Urban One, Inc., 7.375%, 02/01/2028(f)	12,000	10,467
		279,216
Metals & Mining - 0.07%
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	35,000	31,391
IAMGOLD Corp., 5.750%, 10/15/2028(f)	30,000	22,486
Mineral Resources, Ltd., 8.000%, 11/01/2027(f)	35,000	34,987
New Gold, Inc., 7.500%, 07/15/2027(f)	15,000	14,026
SunCoke Energy, Inc., 4.880%, 06/30/2029(f)	28,000	23,548
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	13,000	11,862
		138,300
Mortgage Real Estate Investment - 0.09%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	32,000	24,988
Rithm Capital Corp., 6.250%, 10/15/2025(f)	35,000	32,854
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	30,000	25,854
4.380%, 01/15/2027(f)	100,000	86,218
		169,914
Oil, Gas & Consumable Fuels - 0.41%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 08/20/2026	42,000	39,543
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 03/01/2027(f)	100,000	96,534
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(f)	11,000	10,831
CNX Resources Corp., 6.000%, 01/15/2029(f)	52,000	48,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.:
5.625%, 05/01/2027(f)	30,000	28,470
6.000%, 02/01/2029(f)	15,000	14,022
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	25,000	23,187
Energean PLC, 6.500%, 04/30/2027(f)	10,000	9,139
EQM Midstream Partners LP, 6.500%, 07/15/2048	22,000	19,930

See Notes to Financial Statements.

26	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	$100,000	$93,683
4.250%, 02/15/2030(f)	20,000	17,470
MEG Energy Corp., 5.875%, 02/01/2029(f)	45,000	42,364
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(f)	30,000	29,430
8.750%, 06/15/2031(f)	11,000	10,821
NuStar Logistics LP, 6.000%, 06/01/2026	50,000	48,750
Parkland Corp.:
5.875%, 07/15/2027(f)	30,000	28,973
4.500%, 10/01/2029(f)	44,000	38,214
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	25,000	23,391
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	93,000	82,614
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(f)	30,000	26,327
Vital Energy, Inc., 9.500%, 01/15/2025	30,000	29,807
		761,750
Paper & Forest Products - 0.01%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(f)	20,000	17,528

Passenger Airlines - 0.01%
American Airlines, Inc., 7.250%, 02/15/2028(f)	20,000	19,902

Personal Care Products - 0.03%
Edgewell Personal Care Co., 5.500%, 06/01/2028(f)	50,000	47,315

Professional Services - 0.01%
TriNet Group, Inc., 3.500%, 03/01/2029(f)	25,000	21,762

Real Estate Management & Development - 0.09%
Forestar Group, Inc., 3.850%, 05/15/2026(f)	45,000	41,400
Howard Hughes Corp.:
5.375%, 08/01/2028(f)	15,000	13,371
4.380%, 02/01/2031(f)	74,000	59,127
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	32,000	25,332
4.750%, 02/01/2030	5,000	3,776
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(f)	38,000	28,475
		171,481
Software - 0.09%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	50,000	45,915
MicroStrategy, Inc., 6.125%, 06/15/2028(f)	30,000	26,925
Open Text Corp., 3.880%, 02/15/2028(f)	95,000	83,758
Pitney Bowes, Inc., 7.250%, 03/15/2029(f)	17,000	11,221
Science Applications International Corp., 4.880%, 04/01/2028(f)	8,000	7,451
		175,270
Specialized REITs - 0.00%(g)
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(f)	12,000	8,504

Specialty Retail - 0.10%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(f)	60,000	52,305
Bath & Body Works, Inc., 6.750%, 07/01/2036	30,000	27,034
Carvana Co., 5.500%, 04/15/2027(f)	20,000	13,406

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	27

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Specialty Retail (continued)
Iron Mountain, Inc.:
7.000%, 02/15/2029(f)	$17,000	$17,047
4.875%, 09/15/2029(f)	20,000	17,921
5.625%, 07/15/2032(f)	57,000	51,075
		178,788
Technology Hardware, Storage & Peripherals - 0.04%
Seagate HDD Cayman, 8.250%, 12/15/2029(f)	27,000	28,225
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	55,000	46,845
		75,070
TOTAL CORPORATE BONDS
(Cost $5,524,281)		5,531,639

	Shares	Value
COMMON STOCK - 0.22%
Health Care Equipment & Supplies - 0.22%
Carestream Health Holdings Inc(b)(h)	55,510	416,325

TOTAL COMMON STOCK
(Cost $1,051,360)		416,325

SHORT-TERM INVESTMENTS - 4.43%
Bank of New York Cash Reserve
(0.00% 7-Day Yield)	8,262,136	8,262,136

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,262,136)		8,262,136

Total Investments- 149.10%
(Cost $288,952,795)		278,383,669

Liabilities in Excess of Other Assets - (5.72)%		(10,671,115)

Leverage Facility - (43.38)%		(81,000,000)

Net Assets - 100.00%		$186,712,554

Amounts above are shown as a percentage of net assets as of June 30, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2023 was 5.22%

3M US L - 3 Month LIBOR as of June 30, 2023 was 5.55%

6M US L - 6 Month LIBOR as of June 30, 2023 was 5.76%

1M US SOFR - 1 Month SOFR as of June 30, 2023 was 5.00%

3M US SOFR - 3 Month SOFR as of June 30, 2023 was 5.00%

6M US SOFR - 6 Month SOFR as of June 30, 2023 was 4.78%

PRIME - US Prime Rate as of June 30, 2023 was 8.25%

See Notes to Financial Statements.

28	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	Security is in default as of period end.

(d)	A portion of this position was not funded as of June 30, 2023. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2023, the Fund has unfunded delayed draw loans in the amount of $203,941. Fair value of these unfunded delayed draws was $197,262.

(e)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $12,214,311, which represented approximately 6.54% of net assets as of June 30, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(g)	Amount represents less than 0.005% of net assets.

(h)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	29

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 131.77%
Aerospace & Defense - 5.91%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029(b)	$1,555,032	$1,523,931
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,944,498	1,699,462
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	395,490	345,652
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	654,286	654,754
LSF11 Trinity BidCo, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.50%, 06/14/2030(b)	921,387	920,236
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,378,800	1,184,045
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,010,054	1,978,827
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	853,037	853,531
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	539,327	539,891
		9,700,329
Air Freight & Logistics - 1.06%
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.17826%, 0.75% Floor, 03/24/2026	797,959	797,604
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	984,891	937,907
		1,735,511
Automobile Components - 2.91%
Belron Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 2.85%, 0.50% Floor, 04/18/2029	322,860	323,468
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,293,957	1,231,226
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	1,238,390	1,237,034
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	1,416,107	1,405,932
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 06/08/2028	577,500	577,500
		4,775,160
Beverages - 0.82%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	1,390,148	1,347,359

Biotechnology - 1.26%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	2,101,088	2,070,885

Broadline Retail - 0.85%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	1,392,875	1,392,625

Building Products - 4.81%
Chariot Buyer LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	1,024,628	1,003,131
3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,150,713	1,150,425
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	1,078,077	1,036,307
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,580,330	1,491,831
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	1,883,358	1,840,983

See Notes to Financial Statements.

30	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Building Products (continued)
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	$1,390,032	$1,360,494
		7,883,171
Capital Markets - 1.50%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	560,980	554,669
Focus Financial Partners LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 06/30/2028	478,163	476,191
3M US L + 2.50%, 0.50% Floor, 06/30/2028	1,439,995	1,425,401
		2,456,261
Chemicals - 1.77%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	994,924	992,048
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	344,482	340,284
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 0.50% Floor, 08/30/2028	662,438	658,507
Messer Industries LLC Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	908,044	908,639
		2,899,478
Commercial Services & Supplies - 5.09%
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	940,445	887,940
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	613,352	597,337
Allied Universal Holdco LLC, TLB, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	1,330,000	1,302,296
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,524,758	1,513,757
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	115,368	114,535
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	25,799	25,731
1M US SOFR + 3.00%, 11/30/2028	343,992	343,079
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	581,429	517,835
Garda World Security Corp., First Lien B-2 Term Loan, 1M US SOFR + 4.25%, 10/30/2026	1,015,521	1,011,713
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	1,031,400	994,445
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/05/2028	258,182	258,666
United Site Cov-Lite, First Lien Term Loan, 3M US L + 4.25%, 12/15/2028	952,954	785,353
		8,352,687
Communications Equipment - 0.45%
Commscope, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 04/06/2026	596,899	573,098
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	699,130	167,791
		740,889
Construction & Engineering - 1.27%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	1,400,079	1,361,142
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	570,708	570,232
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	165,301	149,834
		2,081,208
Construction Materials - 1.42%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.50%, 02/01/2027	996,902	996,229

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	31

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Construction Materials (continued)
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	$1,334,661	$1,325,672
		2,321,901
Containers & Packaging - 1.08%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	253,446	253,449
LABL, Inc., First Lien Term Loan, 1M US SOFR + 5.00%, 10/29/2028	499,536	495,447
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025	533,333	53,333
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	987,061	973,667
		1,775,896
Distributors - 0.80%
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	1,358,472	1,308,236

Diversified Consumer Services - 4.15%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	292,483	287,365
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	633,715	622,625
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	434,172	53,837
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	136,900	132,793
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 1M US SOFR + 2.75%, 0.75% Floor, 09/23/2026	1,987,782	1,989,700
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029(b)	450,000	424,688
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	971,769	965,701
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,290,076	1,190,740
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	1,163,170	1,145,577
		6,813,026
Diversified Telecommunication Services - 3.93%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	2,764,531	2,582,252
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	1,341,435	1,038,774
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	1,803,616	1,774,632
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	816,557	506,163
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	550,000	536,896
		6,438,717
Electric Utilities - 0.51%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	843,222	840,237

Electrical Equipment - 1.46%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	1,000,000	998,750
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	1,424,162	1,396,746
		2,395,496
Electronic Equipment, Instruments & Components - 0.62%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	665,316	664,073
LTI Holdings, Inc., First Lien Term Loan, 3M US L + 4.75%, 07/24/2026	365,148	356,475
		1,020,548

See Notes to Financial Statements.

32	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value

Energy Equipment & Services - 0.02%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	$27,510	$27,085

Entertainment - 2.02%
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.15%, 0.75% Floor, 11/26/2026	1,172,419	1,169,488
CE Intermediate I LLC, First Lien Term Loan, 3M US L + 4.00%, 0.50% Floor, 11/10/2028(b)	760,350	748,944
Live Nation Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 10/19/2026	1,396,382	1,395,223
		3,313,655
Financial Services - 3.46%
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	430,205	395,788
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	1,388,457	1,360,258
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	815,979	724,182
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	2,064,859	1,906,546
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028(b)	1,293,500	1,295,117
		5,681,891
Food Products - 2.00%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028(b)	1,130,000	1,122,938
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,644,555	1,638,182
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	522,232	520,764
		3,281,884
Ground Transportation - 1.65%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	1,339,589	1,325,355
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	1,386,521	1,388,171
		2,713,526
Health Care Equipment & Supplies - 3.61%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	1,740,918	1,652,566
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	117,856	86,271
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	291,235	269,392
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	1,598,165	1,582,183
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	1,069,139	1,039,518
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,341,459	1,288,921
		5,918,851
Health Care Providers & Services - 9.99%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 6M US L + 4.00%, 07/01/2026	237,230	185,632
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	1,141,817	893,472
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	1,023,270	1,010,070
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	1,391,565	1,387,648
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027(c)	1,173,438	265,127
3M US SOFR + 7.88%, 03/31/2027(c)	181,854	200,266
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	1,783,049	1,011,880
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/02/2025	224,587	127,453
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 3M US L + 4.00%, 04/30/2025	48,061	47,641
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	1,515,915	1,466,011

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	33

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Health Care Providers & Services (continued)
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	$1,351,799	$1,255,301
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/21/2027	898,521	876,058
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	9,710	9,147
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	813,177	569,631
National Mentor Holdings, Inc., TL, First Lien Term Loan, 1M US L + 3.75%, 03/02/2028	2,102,736	1,600,056
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	59,805	45,508
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,342,903	1,200,219
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	842,291	746,131
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028(d)	106,400	104,352
3M US L + 3.25%, 0.50% Floor, 12/29/2028	825,635	809,741
PetVet Care Centers LLC, 1M US L + 6.25%, 02/13/2026	987,000	906,806
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	877,722	665,699
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	994,930	994,229
		16,378,078
Health Care Technology - 3.04%
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan, 3M US L + 3.50%, 02/15/2029(d)	43,570	42,045
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	1,630,058	1,573,006
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US L + 0.00%, 06/30/2027	1,005,490	1,008,321
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	711,909	697,098
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,656,333	1,657,881
		4,978,351
Hotels, Restaurants & Leisure - 6.92%
1011778 B.C. Unlimited Liability Company, First Lien B-4 Term Loan, 1M US L + 1.75%, 11/19/2026	1,389,203	1,381,673
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	750,000	744,142
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	314,684	314,841
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/02/2028	1,403,059	1,373,882
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,257,050	1,258,690
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	1,848,906	1,835,807
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	547,229	541,130
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	649,333	651,288
Tacala Investment Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 0.75% Floor, 02/04/2028	1,207,931	1,144,515
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	2,113,504	2,103,761
		11,349,729
Independent Power and Renewable Electricity Producers - 0.93%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	1,389,147	1,389,578
Eastern Power LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 1.00% Floor, 10/02/2025	133,737	129,216
		1,518,794

See Notes to Financial Statements.

34	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Industrial Conglomerates - 3.57%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	$739,374	$720,431
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	1,356,044	1,332,313
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	64,911	61,645
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,200,709	1,140,295
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	1,295,643	1,282,149
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	1,356,000	1,321,761
		5,858,594
Insurance - 2.97%
AmWINS Group, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.75% Floor, 02/19/2028	1,756,296	1,743,133
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	197,830	197,603
Broadstreet Partners, Inc., TLB3, First Lien Term Loan, 3M US SOFR + 4.00%, 01/27/2029	1,356,935	1,351,847
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	378,061	376,644
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	576,462	576,102
NFP Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 02/15/2027	640,076	628,417
		4,873,746
Interactive Media & Services - 1.17%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	372,838	373,978
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	990,000	951,143
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	675,113	590,832
		1,915,953
IT Services - 3.45%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028(b)	1,283,233	1,254,360
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	1,525,691	1,406,183
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	1,562,673	1,459,146
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,244,923	1,138,333
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	395,370	396,112
		5,654,134
Leisure Products - 0.42%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	681,685	682,963

Life Sciences Tools & Services - 2.53%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	1,393,906	1,368,202
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,266,094	1,094,716
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	345,580	345,796
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 11/15/2028	1,346,600	1,337,847
		4,146,561
Machinery - 1.16%
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	937,326	936,257

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	35

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Machinery (continued)
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	$992,147	$970,855
		1,907,112
Media - 7.80%
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	1,083,049	1,084,538
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,044,588	1,039,579
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	1,379,286	1,379,858
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	366,197	318,112
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	1,190,932	996,959
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/15/2026	1,581,141	1,570,128
3M US SOFR + 4.25%, 06/24/2029	190,831	190,751
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	2,190,005	2,159,893
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	1,743,300	1,730,992
1M US L + 3.25%, 01/31/2029	550,000	548,427
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	1,795,328	1,770,965
		12,790,202
Mortgage Real Estate Investment - 0.34%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.75%, 0.50% Floor, 04/23/2026	297,716	281,341
1M US SOFR + 2.25%, 04/23/2026	297,680	279,969
		561,310
Oil, Gas & Consumable Fuels - 1.88%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	764,122	759,904
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	1,999,146	1,962,322
Whitewater Whistler Holdings, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	362,390	362,616
		3,084,842
Passenger Airlines - 2.77%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	895,489	896,689
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	630,178	615,211
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	540,414	531,443
Apple Bidco LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 09/22/2028	576,459	574,297
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	1,041,481	1,027,051
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	904,800	905,809
		4,550,500
Pharmaceuticals - 1.86%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	2,126,641	2,090,754
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,005,096	953,585
		3,044,339
Professional Services - 7.16%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	793,909	793,214
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,747,855	1,573,069
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,744,873	1,579,546
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	553,488	451,093

See Notes to Financial Statements.

36	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Professional Services (continued)
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.75%, 0.75% Floor, 04/07/2028	$296,000	$277,593
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US SOFR + 3.25%, 02/06/2026	671,540	672,967
EP Purcasher, LLC, First Lien Term Loan, 3M US L + 3.50%, 11/06/2028	149,621	146,816
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US SOFR + 4.75%, 04/29/2029	628,875	592,714
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,073,751	1,058,654
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 05/26/2026	1,227,350	1,153,709
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	133,136	131,139
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25%, 1.50% PIK, 06/29/2026(c)(e)	459,898	125,322
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	1,685,057	1,682,832
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	344,223	343,810
TRC Companies, First Lien Term Loan, 3M US L + 3.75%, 12/08/2028	538,034	530,637
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	633,538	584,439
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, 3M US L + 0.00%, 0.75% Floor, 08/01/2025(d)	305	302
VT Topco, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 08/01/2025	50,342	49,770
		11,747,626
Semiconductors & Semiconductor Equipment - 0.67%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	1,101,305	1,100,964

Software - 13.40%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	560,744	550,813
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	1,542,662	1,540,148
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	443,038	432,518
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,676,270	1,566,273
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	725,918	677,597
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	1,339,677	1,306,185
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	474,883	474,247
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	1,845,183	1,688,342
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	1,394,543	1,347,477
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,282,390	1,164,571
Ivanti Software, Inc., First Lien First Amendment Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	242,543	203,699
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	476,866	316,522
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	703,560	704,000
LTI Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/06/2025	1,200,535	1,155,947
LTI Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 6.75%, 09/06/2026	382,979	328,245
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	1,563,907	1,182,705
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	388,148	376,989
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	749,703	730,960
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	248,064	235,506
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	547,222	536,505
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 04/14/2030(b)	1,331,620	1,333,284
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,228,763	959,971
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	746,699	727,632

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	37

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Software (continued)
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	$198,923	$198,592
1M US L + 2.25%, 0.50% Floor, 03/22/2029	299,774	299,275
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	2,045,172	1,948,241
		21,986,244
Specialty Retail - 1.14%
EG America LLC, First Lien Term Loan:
1M US SOFR + 4.00%, 02/28/2028(b)	52,778	52,547
1M US SOFR + 4.00%, 0.50% Floor, 02/28/2028(b)	79,167	75,802
1M US SOFR + 4.00%, 02/28/2028(b)	353,993	351,781
1M US SOFR + 4.00%, 0.50% Floor, 02/28/2028(b)	530,990	509,087
1M US SOFR + 4.25%, 02/28/2028(b)	85,264	84,731
1M US SOFR + 4.25%, 0.50% Floor, 02/28/2028(b)	127,896	122,620
1M US SOFR + 5.50%, 0.50% Floor, 02/29/2028(b)	588,475	566,407
EG Group, Ltd., First Lien Additional Facility Term Loan, 1M US SOFR + 0.00%, 02/07/2025	114,788	113,258
		1,876,233
Technology Hardware, Storage & Peripherals - 0.69%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,332,803	1,132,882

Textiles, Apparel & Luxury Goods - 0.48%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	893,194	783,778

Trading Companies & Distributors - 2.12%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	652,961	636,006
Park River Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.25%, 0.75% Floor, 12/28/2027	1,602,715	1,541,067
SRS Distribution, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 06/02/2028	698,232	682,962
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 06/21/2030	629,872	619,558
		3,479,593
Wireless Telecommunication Services - 0.88%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,468,428	1,443,648

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $223,602,954)		216,132,688

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 6.12%
Banks - 0.13%
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(f)	250,000	214,661

Consumer Finance - 1.09%
OCP CLO 2020-18, Ltd., 3M US L + 6.43%, 07/20/2032(b)(f)	1,000,000	911,150
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(f)	500,000	447,835
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(f)	500,000	423,523
		1,782,508
Financial Services - 4.90%
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(f)	500,000	468,982
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(f)	625,000	552,967
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	694,915
Jamestown CLO XIV, Ltd., 3M US L + 7.20%, 10/20/2034(b)(f)	1,000,000	911,451

See Notes to Financial Statements.

38	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Financial Services (continued)
Parallel 2021-2, Ltd., 3M US L + 7.20%, 10/20/2034(b)(f)	$500,000	$446,817
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(f)	1,000,000	949,074
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(b)(f)	750,000	657,197
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	250,000	230,962
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(f)	250,000	234,407
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(f)	1,000,000	906,187
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(b)(f)	2,500,000	1,993,395
		8,046,354
TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $11,328,863)		10,043,523

CORPORATE BONDS - 24.54%
Aerospace & Defense - 1.46%
Bombardier, Inc., 7.500%, 02/01/2029(f)	782,000	773,848
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	52,000	43,676
TransDigm, Inc.:
4.625%, 01/15/2029	480,000	427,549
4.880%, 05/01/2029	400,000	357,787
Triumph Group, Inc., 7.750%, 08/15/2025	817,000	795,178
		2,398,038
Air Freight & Logistics - 0.12%
Allegiant Travel Co., 7.250%, 08/15/2027(f)	200,000	199,464

Automobile Components - 0.17%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	315,000	270,920

Automobiles - 0.46%
Ford Motor Credit Co. LLC:
6.800%, 05/12/2028	554,000	555,109
7.350%, 03/06/2030	200,000	204,474
		759,583
Banks - 0.24%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(f)	420,000	400,115

Broadline Retail - 0.22%
Nordstrom, Inc., 5.000%, 01/15/2044	69,000	48,024
Rakuten Group, Inc., 10.250%, 11/30/2024(f)	320,000	317,596
		365,620
Building Products - 0.45%
Griffon Corp., 5.750%, 03/01/2028	290,000	271,530
JELD-WEN, Inc., 4.880%, 12/15/2027(f)	528,000	468,294
		739,824
Chemicals - 0.37%
Chemours Co., 4.630%, 11/15/2029(f)	120,000	101,522
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(f)	146,000	139,194
4.375%, 04/01/2031(f)	160,000	136,837
6.125%, 04/15/2032(f)	146,000	139,349

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	39

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Chemicals (continued)
Valvoline, Inc., 3.630%, 06/15/2031(f)	$110,000	$89,531
		606,433
Commercial Services & Supplies - 0.07%
Deluxe Corp., 8.000%, 06/01/2029(f)	70,000	54,879
GFL Environmental, Inc., 4.000%, 08/01/2028(f)	60,000	53,721
		108,600
Communications Equipment - 0.29%
CommScope, Inc., 8.250%, 03/01/2027(f)	150,000	120,207
Viasat, Inc., 6.500%, 07/15/2028(f)	428,000	363,115
		483,322
Construction & Engineering - 0.25%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	132,000	125,126
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(f)	111,000	92,811
Tutor Perini Corp., 6.875%, 05/01/2025(f)	225,000	186,886
		404,823
Consumer Finance - 1.91%
Enova International, Inc., 8.500%, 09/15/2025(f)	120,000	116,989
FirstCash, Inc.:
4.630%, 09/01/2028(f)	470,000	420,297
5.625%, 01/01/2030(f)	50,000	45,236
Goeasy, Ltd., 4.375%, 05/01/2026(f)	420,000	383,520
Navient Corp.:
5.000%, 03/15/2027	370,000	331,343
4.880%, 03/15/2028	240,000	205,776
9.375%, 07/25/2030	158,000	157,297
5.625%, 08/01/2033	150,000	112,957
OneMain Finance Corp.:
3.500%, 01/15/2027	198,000	170,076
6.625%, 01/15/2028	350,000	330,494
3.880%, 09/15/2028	220,000	180,048
5.375%, 11/15/2029	100,000	85,111
SLM Corp.:
4.200%, 10/29/2025	430,000	399,940
3.125%, 11/02/2026	40,000	34,640
Synchrony Financial, 7.250%, 02/02/2033	80,000	72,122
World Acceptance Corp., 7.000%, 11/01/2026(f)	105,000	91,973
		3,137,819
Consumer Staples Distribution & Retail - 0.12%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.500%, 02/15/2028(f)	200,000	200,559

Containers & Packaging - 0.04%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(f)	70,000	65,500

Diversified Consumer Services - 0.15%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	180,000	163,557
WW International, Inc., 4.500%, 04/15/2029(f)	130,000	76,964
		240,521

See Notes to Financial Statements.

40	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Diversified REITs - 0.47%
Service Properties Trust:
4.750%, 10/01/2026	$475,000	$412,925
4.950%, 02/15/2027	355,000	303,967
3.950%, 01/15/2028	74,000	58,051
		774,943
Diversified Telecommunication Services - 0.57%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(f)	400,000	387,360
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	580,000	542,825
		930,185
Electric Utilities - 0.22%
PG&E Corp., 5.000%, 07/01/2028	400,000	367,408

Energy Equipment & Services - 1.36%
Archrock Lp/fin Aplp 6 7/8 04/01/27, 6.875%, 04/01/2027(f)	6,000	5,768
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	550,000	517,165
Enerflex, Ltd., 9.000%, 10/15/2027(f)	290,000	282,441
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	205,000	199,199
NuStar Logistics LP:
5.625%, 04/28/2027	250,000	240,450
6.375%, 10/01/2030	110,000	105,071
Oceaneering International, Inc., 6.000%, 02/01/2028	310,000	294,018
Transocean, Inc.:
8.000%, 02/01/2027(f)	435,000	394,821
7.500%, 04/15/2031	250,000	197,325
		2,236,258
Entertainment - 0.06%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	145,000	105,176

Financial Services - 1.29%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(f)	130,000	118,633
MGIC Investment Corp., 5.250%, 08/15/2028	260,000	245,482
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(f)	630,000	586,832
5.500%, 08/15/2028(f)	250,000	219,318
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(f)	482,000	455,998
4.250%, 02/15/2029(f)	80,000	64,332
5.750%, 09/15/2031(f)	320,000	261,307
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	180,000	160,938
		2,112,840
Food Products - 0.09%
Post Holdings, Inc., 4.500%, 09/15/2031(f)	170,000	145,340

Gas Utilities - 0.09%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(f)	170,000	142,573

Ground Transportation - 0.09%
XPO, Inc., 7.125%, 06/01/2031(f)	150,000	151,324

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	41

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Health Care Providers & Services - 0.57%
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(f)	$250,000	$156,405
6.125%, 04/01/2030(f)	70,000	41,780
DaVita, Inc.:
4.625%, 06/01/2030(f)	450,000	386,814
3.750%, 02/15/2031(f)	90,000	72,073
Encompass Health Corp.:
4.750%, 02/01/2030	100,000	91,171
4.625%, 04/01/2031	100,000	88,776
Tenet Healthcare Corp., 6.875%, 11/15/2031	90,000	89,903
		926,922
Health Care REITs - 0.05%
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 08/01/2029	100,000	75,689

Health Care Technology - 0.37%
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(f)	801,000	603,858

Hotels, Restaurants & Leisure - 2.05%
1011778 BC ULC / New Red Finance, Inc., 4.380%, 01/15/2028(f)	350,000	323,590
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(f)	50,000	44,737
Carnival Corp.:
7.625%, 03/01/2026(f)	790,000	774,456
5.750%, 03/01/2027(f)	25,000	23,038
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(f)	140,000	115,374
Churchill Downs, Inc., 4.750%, 01/15/2028(f)	160,000	148,573
NCL Corp., Ltd.:
5.875%, 03/15/2026(f)	655,000	613,383
7.750%, 02/15/2029(f)	180,000	171,128
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	125,000	114,856
5.500%, 08/31/2026(f)	110,000	104,395
5.375%, 07/15/2027(f)	50,000	46,805
7.500%, 10/15/2027	140,000	140,774
3.700%, 03/15/2028	400,000	348,102
Station Casinos LLC, 4.500%, 02/15/2028(f)	150,000	134,818
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.130%, 10/01/2029(f)	280,000	251,248
		3,355,277
Household Durables - 1.15%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	48,000	44,833
7.250%, 10/15/2029	280,000	272,544
Century Communities, Inc., 3.880%, 08/15/2029(f)	230,000	199,591
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	100,000	94,364
LGI Homes, Inc., 4.000%, 07/15/2029(f)	120,000	100,014
M/I Homes, Inc.:
4.950%, 02/01/2028	110,000	102,650
3.950%, 02/15/2030	100,000	85,386
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(f)	500,000	483,925
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	420,000	364,061
3.880%, 10/15/2031(f)	55,000	44,882

See Notes to Financial Statements.

42	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Household Durables (continued)
TopBuild Corp.:
3.630%, 03/15/2029(f)	$1,000	$872
4.125%, 02/15/2032(f)	100,000	85,301
		1,878,423
Household Products - 0.20%
Energizer Holdings, Inc.:
6.500%, 12/31/2027(f)	140,000	134,771
4.750%, 06/15/2028(f)	210,000	187,530
		322,301
Interactive Media & Services - 0.50%
ANGI Group LLC, 3.875%, 08/15/2028(f)	230,000	188,071
Cinemark USA, Inc., 5.250%, 07/15/2028(f)	500,000	440,333
ZipRecruiter, Inc., 5.000%, 01/15/2030(f)	220,000	187,548
		815,952
IT Services - 0.08%
Unisys Corp., 6.875%, 11/01/2027(f)	180,000	129,843

Leisure Products - 0.09%
Vista Outdoor, Inc., 4.500%, 03/15/2029(f)	190,000	154,095

Machinery - 0.32%
Allison Transmission, Inc., 3.750%, 01/30/2031(f)	260,000	219,875
Manitowoc Co., Inc., 9.000%, 04/01/2026(f)	155,000	154,385
Wabash National Corp., 4.500%, 10/15/2028(f)	180,000	156,306
		530,566
Marine Transportation - 0.09%
Danaos Corp., 8.500%, 03/01/2028(f)	140,000	140,574

Media - 1.16%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(f)	150,000	139,840
5.000%, 02/01/2028(f)	200,000	182,428
5.375%, 06/01/2029(f)	80,000	72,402
4.750%, 03/01/2030(f)	60,000	51,359
7.380%, 03/01/2031(f)	170,000	165,760
4.500%, 05/01/2032	70,000	55,960
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(f)	220,000	172,971
7.500%, 06/01/2029(f)	70,000	51,879
DISH DBS Corp.:
5.875%, 11/15/2024	290,000	254,006
7.750%, 07/01/2026	70,000	43,006
Gray Television, Inc., 7.000%, 05/15/2027(f)	50,000	42,710
News Corp., 3.875%, 05/15/2029(f)	50,000	43,939
Nexstar Media, Inc.:
5.625%, 07/15/2027(f)	100,000	93,310
4.750%, 11/01/2028(f)	220,000	191,099
Scripps Escrow, Inc., 5.875%, 07/15/2027(f)	69,000	55,943
Townsquare Media, Inc., 6.875%, 02/01/2026(f)	218,000	208,671

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	43

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Media (continued)
Urban One, Inc., 7.375%, 02/01/2028(f)	$80,000	$69,777
		1,895,060
Metals & Mining - 0.50%
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	245,000	219,734
IAMGOLD Corp., 5.750%, 10/15/2028(f)	200,000	149,905
Mineral Resources, Ltd., 8.000%, 11/01/2027(f)	250,000	249,908
New Gold, Inc., 7.500%, 07/15/2027(f)	125,000	116,883
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	100,000	91,245
		827,675
Mortgage Real Estate Investment - 0.74%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	230,000	179,602
Rithm Capital Corp., 6.250%, 10/15/2025(f)	250,000	234,667
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	255,000	219,757
4.380%, 01/15/2027(f)	670,000	577,664
		1,211,690
Oil, Gas & Consumable Fuels - 3.16%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 08/20/2026	291,000	273,977
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 03/01/2027(f)	720,000	695,042
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(f)	88,000	86,649
CNX Resources Corp., 6.000%, 01/15/2029(f)	328,000	304,347
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.:
5.625%, 05/01/2027(f)	250,000	237,250
6.000%, 02/01/2029(f)	99,000	92,542
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	170,000	157,674
Energean PLC, 6.500%, 04/30/2027(f)	70,000	63,975
EQM Midstream Partners LP, 6.500%, 07/15/2048	150,000	135,883
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	710,000	665,153
4.250%, 02/15/2030(f)	130,000	113,554
MEG Energy Corp., 5.875%, 02/01/2029(f)	310,000	291,839
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(f)	225,000	220,726
8.750%, 06/15/2031(f)	81,000	79,684
Parkland Corp.:
5.875%, 07/15/2027(f)	300,000	289,732
4.500%, 10/01/2029(f)	429,000	372,584
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	170,000	159,059
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	638,000	566,748
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(f)	200,000	175,512
Vital Energy, Inc., 9.500%, 01/15/2025	200,000	198,716
		5,180,646
Paper & Forest Products - 0.08%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(f)	150,000	131,464

Passenger Airlines - 0.09%
American Airlines, Inc., 7.250%, 02/15/2028(f)	150,000	149,262

Personal Care Products - 0.06%
Edgewell Personal Care Co., 4.125%, 04/01/2029(f)	120,000	104,835

See Notes to Financial Statements.

44	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Professional Services - 0.09%
TriNet Group, Inc., 3.500%, 03/01/2029(f)	$170,000	$147,979

Real Estate Management & Development - 0.75%
Forestar Group, Inc., 3.850%, 05/15/2026(f)	310,000	285,201
Howard Hughes Corp.:
5.375%, 08/01/2028(f)	30,000	26,741
4.125%, 02/01/2029(f)	490,000	406,024
4.380%, 02/01/2031(f)	133,000	106,270
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	220,000	174,157
4.750%, 02/01/2030	40,000	30,204
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(f)	270,000	202,324
		1,230,921
Software - 0.70%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	300,000	275,492
MicroStrategy, Inc., 6.125%, 06/15/2028(f)	220,000	197,450
Open Text Corp., 3.880%, 02/15/2028(f)	640,000	564,262
Pitney Bowes, Inc.:
6.875%, 03/15/2027(f)	60,000	44,489
7.250%, 03/15/2029(f)	25,000	16,502
Science Applications International Corp., 4.880%, 04/01/2028(f)	59,000	54,949
		1,153,144
Specialized REITs - 0.03%
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(f)	80,000	56,695

Specialty Retail - 0.80%
Asbury Automotive Group, Inc.:
4.750%, 03/01/2030	150,000	133,457
5.000%, 02/15/2032(f)	295,000	257,166
Bath & Body Works, Inc., 6.750%, 07/01/2036	150,000	135,170
Carvana Co., 5.500%, 04/15/2027(f)	150,000	100,544
Group 1 Automotive, Inc., 4.000%, 08/15/2028(f)	80,000	70,521
Iron Mountain, Inc.:
7.000%, 02/15/2029(f)	124,000	124,342
4.875%, 09/15/2029(f)	130,000	116,485
5.625%, 07/15/2032(f)	410,000	367,382
		1,305,067
Technology Hardware, Storage & Peripherals - 0.35%
Seagate HDD Cayman, 8.250%, 12/15/2029(f)	240,000	250,889

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	45

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (continued)
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	$385,000	$327,915
		578,804
TOTAL CORPORATE BONDS
(Cost $40,369,186)		40,253,930

	Shares	Value
COMMON STOCK - 0.35%
Health Care Equipment & Supplies - 0.35%
Carestream Health Holdings Inc(b)(g)	76,071	570,533

TOTAL COMMON STOCK
(Cost $1,440,785)		570,533

SHORT TERM INVESTMENTS - 3.02%
Fidelity Treasury Portfolio
(4.33% 7-Day Yield)	4,951,095	4,951,095

TOTAL SHORT TERM INVESTMENTS
(Cost $4,951,095)		4,951,095

Total Investments- 165.80%
(Cost $281,692,883)		271,951,769

Liabilities in Excess of Other Assets - (4.87)%		(7,994,624)

Mandatory Redeemable Preferred Shares - (12.27)%
(liquidation preference plus distributions payable on term preferred shares)		(20,128,356)

Leverage Facility - (48.65)%		(79,800,000)

Net Assets - 100.00%		$164,028,789

Amounts above are shown as a percentage of net assets as of June 30, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2023 was 5.22%

3M US L - 3 Month LIBOR as of June 30, 2023 was 5.55%

6M US L - 6 Month LIBOR as of June 30, 2023 was 5.76%

1M US SOFR- 1 Month SOFR as of June 30, 2023 was 5.06%

3M US SOFR - 3 Month SOFR as of June 30, 2023 was 5.00%

6M US SOFR - 6 Month SOFR as of June 30, 2023 was 4.78%

PRIME - US Prime Rate as of June 30, 2023 was 8.25%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Financial Statements.

46	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

(c)	Security is in default as of period end.

(d)	A portion of this position was not funded as of June 30, 2023. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2023, the Fund has unfunded delayed draw loans in the amount of $176,789. Fair value of these unfunded delayed draws was $170,927.

(e)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $39,047,430, which represented approximately 23.81% of net assets as of June 30, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(g)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	47

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 129.78%
Aerospace & Defense - 5.86%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029(b)	$4,601,572	$4,509,541
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	6,357,405	5,556,276
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,293,031	1,130,089
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	2,156,379	2,157,921
LSF11 Trinity BidCo, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.50%, 06/14/2030(b)	3,038,132	3,034,334
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	4,596,000	3,946,815
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	7,259,273	7,146,500
TransDigm Inc., TLH, First Lien Term Loan, 3M US L + 2.25%, 02/22/2027	292,847	293,289
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	2,857,673	2,859,330
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	1,777,500	1,779,358
		32,413,453

Air Freight & Logistics - 0.56%
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	3,252,121	3,096,979

Automobile Components - 2.86%
Belron Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 2.85%, 0.50% Floor, 04/18/2029	1,073,663	1,075,681
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	4,313,190	4,104,087
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	4,118,232	4,113,722
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	4,624,565	4,591,338
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 06/08/2028	1,913,333	1,913,333
		15,798,161

Beverages - 1.00%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	5,712,198	5,536,376

Biotechnology - 1.19%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	6,688,961	6,592,807

Broadline Retail - 0.83%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	4,576,590	4,575,767

Building Products - 4.01%
Chariot Buyer LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	3,307,906	3,238,506
3M US L + 7.51%, 0.50% Floor, 10/31/2029	3,827,619	3,826,662
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	2,066,957	1,986,873
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	4,938,530	4,661,972
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	4,232,820	4,137,581
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	4,448,475	4,353,945
		22,205,539

See Notes to Financial Statements.

48	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Capital Markets - 1.47%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	$1,940,723	$1,918,890
Focus Financial Partners LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 06/30/2028	1,575,918	1,569,418
3M US L + 2.50%, 0.50% Floor, 06/30/2028	4,717,198	4,669,390
		8,157,698

Chemicals - 2.07%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	3,233,503	3,224,158
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	3,044,460	3,007,363
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 0.50% Floor, 08/30/2028	2,186,163	2,173,187
Messer Industries LLC Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	3,041,947	3,043,940
		11,448,648

Commercial Services & Supplies - 4.90%
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	3,143,115	2,967,634
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	6,031,946	5,874,452
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	4,807,511	4,772,825
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	364,672	362,041
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	85,029	84,803
1M US SOFR + 3.00%, 11/30/2028	1,133,721	1,130,711
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,679,464
Garda World Security Corp., First Lien B-2 Term Loan, 1M US SOFR + 4.25%, 10/30/2026	3,500,936	3,487,808
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	3,438,000	3,314,816
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/05/2028	850,909	852,505
United Site Cov-Lite, First Lien Term Loan, 3M US L + 4.25%, 12/15/2028	3,162,457	2,606,260
		27,133,319

Communications Equipment - 0.43%
Commscope, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 04/06/2026	1,890,181	1,814,810
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	2,330,432	559,304
		2,374,114

Construction & Engineering - 1.21%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	4,543,518	4,417,162
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	1,723,864	1,722,425
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	589,151	534,024
		6,673,611

Construction Materials - 1.29%
Quickrete Holdings, Inc., First Lien Initial Term Loan, L + 4.022%, 02/01/2027	2,643,152	2,641,368
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	4,523,017	4,492,555
		7,133,923

Containers & Packaging - 1.08%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	841,632	841,640
LABL, Inc., First Lien Term Loan, 1M US SOFR + 5.00%, 10/29/2028	1,646,357	1,632,882

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	49

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Containers & Packaging (continued)
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025	$2,666,667	$266,667
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	3,273,553	3,229,131
		5,970,320

Distributors - 0.76%
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	4,343,293	4,182,678

Diversified Consumer Services - 5.04%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	963,903	947,034
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	2,088,454	2,051,907
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	1,435,323	177,980
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	2,908,879	2,821,612
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 1M US SOFR + 2.75%, 0.75% Floor, 09/23/2026	6,509,656	6,515,938
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029(b)	1,497,345	1,413,119
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	4,462,935	4,435,064
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	4,267,176	3,938,603
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	5,681,409	5,595,478
		27,896,735

Diversified Telecommunication Services - 3.67%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	9,011,382	8,417,217
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	3,676,526	2,847,010
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	5,732,292	5,640,174
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	2,655,521	1,646,091
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,800,000	1,757,115
		20,307,607

Electric Utilities - 0.49%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	2,740,471	2,730,769

Electrical Equipment - 1.55%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	4,000,000	3,995,000
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	4,650,712	4,561,186
		8,556,186

Electronic Equipment, Instruments & Components - 0.75%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	2,956,962	2,951,433
LTI Holdings, Inc., First Lien Term Loan, 3M US L + 4.75%, 07/24/2026	1,225,852	1,196,738
		4,148,171

Energy Equipment & Services - 0.01%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	84,405	83,099

Entertainment - 1.99%
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.15%, 0.75% Floor, 11/26/2026	3,973,196	3,963,263
CE Intermediate I LLC, First Lien Term Loan, 3M US L + 4.00%, 0.50% Floor, 11/10/2028(b)	2,519,138	2,481,351

See Notes to Financial Statements.

50	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Entertainment (continued)
Live Nation Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 10/19/2026	$4,588,114	$4,584,306
		11,028,920
Financial Services - 3.20%
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	1,417,858	1,304,429
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	4,634,611	4,540,482
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	2,706,186	2,401,740
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	5,536,458	5,111,978
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028(b)	4,311,667	4,317,056
		17,675,685
Food Products - 1.98%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028(b)	3,750,000	3,726,562
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	5,485,725	5,464,468
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,769,785	1,764,812
		10,955,842
Ground Transportation - 1.83%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	4,316,452	4,270,590
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	4,626,807	4,632,313
XPO, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,196,000	1,201,663
		10,104,566
Health Care Equipment & Supplies - 3.02%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	5,857,373	5,560,112
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	369,147	270,215
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	972,376	899,448
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	5,222,154	5,169,933
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	1,158,067	1,125,983
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	3,832,739	3,682,630
		16,708,321
Health Care Providers & Services - 10.82%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 6M US L + 4.00%, 07/01/2026	800,935	626,732
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	3,855,058	3,016,583
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	3,271,595	3,229,391
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	4,576,826	4,563,942
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027(c)	3,911,461	883,756
3M US SOFR + 7.88%, 03/31/2027(c)	606,179	667,554
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	5,483,056	3,111,634
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/02/2025	910,056	516,457
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 3M US L + 4.00%, 04/30/2025	155,874	154,510
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	5,059,031	4,892,488
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	4,328,127	4,019,164
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/21/2027	2,933,808	2,860,463
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	31,929	30,077

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	51

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Health Care Providers & Services (continued)
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	$2,698,597	$1,890,367
National Mentor Holdings, Inc., TL, First Lien Term Loan, 1M US L + 3.75%, 03/02/2028	6,859,837	5,219,924
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	195,103	148,461
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	4,382,581	3,916,932
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	4,447,146	3,939,438
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028(d)	352,786	345,995
3M US L + 3.25%, 0.50% Floor, 12/29/2028	2,737,569	2,684,870
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	4,862,723	4,772,763
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,290,000	3,022,688
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	2,849,358	2,161,067
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	3,188,325	3,186,077
		59,861,333

Health Care Technology - 2.42%
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan, 3M US L + 3.50%, 02/15/2029(d)	141,603	136,647
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	5,376,409	5,188,234
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US L + 0.00%, 06/30/2027	3,219,507	3,228,569
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	2,325,729	2,277,342
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,570,331	2,572,734
		13,403,526

Hotels, Restaurants & Leisure - 5.81%
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	1,500,000	1,488,285
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	1,379,148	1,379,838
Aramark Services, Inc., TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2030(b)	119,199	119,348
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/02/2028	4,536,284	4,441,952
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	4,123,665	4,129,046
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	6,106,023	6,062,762
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,790,932	1,770,972
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	2,164,444	2,170,959
Tacala Investment Corp., Second Lien Initial Term Loan, 3M US L + 7.50%, 0.75% Floor, 02/04/2028	3,949,483	3,742,135
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	6,842,456	6,810,913
		32,116,210

Independent Power and Renewable Electricity Producers - 1.07%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	5,457,364	5,459,056
Eastern Power LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 1.00% Floor, 10/02/2025	453,221	437,898
		5,896,954

Industrial Conglomerates - 3.51%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	2,449,642	2,386,882
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor,05/19/2028	4,396,709	4,319,767

See Notes to Financial Statements.

52	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Industrial Conglomerates (continued)
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	$221,239	$210,107
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	4,092,422	3,886,512
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	4,324,962	4,279,918
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	4,473,227	4,360,278
		19,443,464

Insurance - 2.96%
AmWINS Group, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.75% Floor, 02/19/2028	6,075,697	6,030,159
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	662,574	661,816
Broadstreet Partners, Inc., TLB3, First Lien Term Loan, 3M US SOFR + 4.00%, 01/27/2029	4,523,118	4,506,157
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	1,233,673	1,229,047
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	1,899,890	1,898,702
NFP Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 02/15/2027	2,067,939	2,030,271
		16,356,152

Interactive Media & Services - 1.13%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	1,193,083	1,196,728
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	3,280,000	3,151,260
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	2,180,856	1,908,598
		6,256,586

IT Services - 3.35%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028(b)	4,412,026	4,312,755
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	4,963,456	4,574,668
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	5,029,501	4,696,296
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	4,022,410	3,678,012
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	1,283,495	1,285,901
		18,547,632

Leisure Products - 0.65%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	3,592,969	3,599,706

Life Sciences Tools & Services - 2.31%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	5,276,388	5,179,091
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,468,522	2,134,382
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	1,036,486	1,037,134
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 11/15/2028	4,438,791	4,409,939
		12,760,546

Machinery - 0.99%
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	3,523,049	3,519,033
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,984,293	1,941,710
		5,460,743

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	53

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Media - 7.75%
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	$3,610,160	$3,615,124
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	3,432,217	3,415,759
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	4,479,379	4,481,238
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,239,437	1,076,686
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	3,969,773	3,323,197
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/15/2026	5,274,630	5,237,893
3M US SOFR + 4.25%, 06/24/2029	636,102	635,835
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	7,294,177	7,193,882
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	5,347,933	5,310,176
1M US L + 3.25%, 01/31/2029	1,500,000	1,495,710
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	7,180,820	7,083,376
		42,868,876

Mortgage Real Estate Investment - 0.32%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.75%, 0.50% Floor, 04/23/2026	952,690	900,292
1M US SOFR + 2.25%, 04/23/2026	952,577	895,899
		1,796,191

Oil, Gas & Consumable Fuels - 1.98%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	3,473,282	3,454,110
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	6,388,497	6,270,821
Whitewater Whistler Holdings, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	1,202,621	1,203,373
		10,928,304

Passenger Airlines - 2.78%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	3,979,950	3,985,283
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	1,454,752	1,420,201
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	1,781,083	1,751,517
Apple Bidco LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 09/22/2028	1,899,878	1,892,753
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	3,422,008	3,374,596
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	2,934,486	2,937,759
		15,362,109

Pharmaceuticals - 1.47%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	5,143,504	5,056,707
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	3,261,635	3,094,476
		8,151,183

Professional Services - 7.58%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	2,580,203	2,577,945
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	5,708,001	5,137,200
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	5,685,242	5,146,565
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,455,628
Corporation Service Company, First Lien Term Loan, 1M US SOFR + 3.25%, 11/02/2029	1,701,550	1,706,442
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.75%, 0.75% Floor, 04/07/2028	960,000	900,302

See Notes to Financial Statements.

54	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Professional Services (continued)
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US SOFR + 3.25%, 02/06/2026	$3,044,829	$3,051,299
EP Purcasher, LLC, First Lien Term Loan, 3M US L + 3.50%, 11/06/2028	149,621	146,816
Equiniti Group PLC, First Lien Term Loan, 6M US SOFR + 4.50%, 12/11/2028	1,006,491	1,009,636
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US SOFR + 4.75%, 04/29/2029	2,041,522	1,924,135
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	3,579,169	3,528,846
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 05/26/2026	4,091,168	3,845,698
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	443,787	437,130
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25%, 1.50% PIK, 06/29/2026(c)(e)	1,703,134	464,104
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	5,699,459	5,691,936
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	1,161,754	1,160,360
TRC Companies, First Lien Term Loan, 3M US L + 3.75%, 12/08/2028	1,694,017	1,670,725
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	2,088,000	1,926,180
VT Topco, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 08/01/2025	160,568	158,742
		41,939,689

Semiconductors & Semiconductor Equipment - 0.90%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	4,976,885	4,975,342

Software - 13.74%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	1,811,634	1,779,550
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	5,092,516	5,084,215
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	4,781,757	4,678,662
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	1,476,793	1,441,727
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	5,482,444	5,122,686
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	2,356,555	2,199,691
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	4,226,373	4,120,713
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	6,162,438	5,638,631
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	4,574,717	4,420,320
Idera, Inc., First Lien B-1 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/02/2028	2,878,999	2,810,018
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	4,293,379	3,898,925
Ivanti Software, Inc., First Lien First Amendment Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	793,182	666,150
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	1,571,642	1,043,185
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	2,265,120	2,266,536
LTI Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/06/2025	3,883,273	3,739,048
LTI Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 6.75%, 09/06/2026	1,276,596	1,094,151
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	5,141,338	3,888,137
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	1,260,049	1,223,823
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	2,541,182	2,477,652
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	855,215	811,920
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	1,790,909	1,755,834
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 04/14/2030(b)	1,272,065	1,273,655
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	4,095,878	3,199,905
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	3,516,507	3,426,713
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	636,555	635,495
1M US L + 2.25%, 0.50% Floor, 03/22/2029	959,277	957,680

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	55

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Software (continued)
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	$6,659,211	$6,343,596
		75,998,618

Specialty Retail - 1.14%
EG America LLC, First Lien Term Loan:
1M US SOFR + 4.00%, 02/28/2028(b)	263,889	262,734
1M US SOFR + 4.00%, 0.50% Floor, 02/28/2028(b)	395,833	379,010
1M US SOFR + 4.00%, 02/28/2028(b)	1,125,829	1,118,793
1M US SOFR + 4.00%, 0.50% Floor, 02/28/2028(b)	1,688,744	1,619,083
1M US SOFR + 4.25%, 02/28/2028(b)	275,910	274,186
1M US SOFR + 4.25%, 0.50% Floor, 02/28/2028(b)	413,865	396,797
1M US SOFR + 5.50%, 0.50% Floor, 02/29/2028(b)	1,960,611	1,887,088
EG Group, Ltd., First Lien Additional Facility Term Loan, 1M US SOFR + 0.00%, 02/07/2025	374,768	369,772
		6,307,463

Technology Hardware, Storage & Peripherals - 0.68%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	4,442,675	3,776,274

Textiles, Apparel & Luxury Goods - 0.46%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	2,910,334	2,553,818

Trading Companies & Distributors - 2.05%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,167,214	2,110,943
Park River Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.25%, 0.75% Floor, 12/28/2027	5,185,093	4,985,648
SRS Distribution, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 06/02/2028	2,244,318	2,195,235
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 06/21/2030	2,102,057	2,067,636
		11,359,462

Wireless Telecommunication Services - 0.86%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	4,832,403	4,750,856

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $743,713,944)		717,960,331

CORPORATE BONDS - 26.78%
Aerospace & Defense - 1.55%
Bombardier, Inc., 7.500%, 02/01/2029(f)	2,835,000	2,805,445
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	200,000	167,986
TransDigm, Inc.:
4.625%, 01/15/2029	1,650,000	1,469,701
4.880%, 05/01/2029	1,350,000	1,207,532
Triumph Group, Inc., 7.750%, 08/15/2025	3,011,000	2,930,576
		8,581,240

Air Freight & Logistics - 0.09%
Allegiant Travel Co., 7.250%, 08/15/2027(f)	500,000	498,660

Automobile Components - 0.19%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	1,230,000	1,057,880

See Notes to Financial Statements.

56	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Automobiles - 0.49%
Ford Motor Credit Co. LLC:
2.700%, 08/10/2026	$400,000	$357,496
6.800%, 05/12/2028	1,915,000	1,918,834
7.350%, 03/06/2030	400,000	408,947
		2,685,277

Banks - 0.27%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(f)	1,538,000	1,465,183

Broadline Retail - 0.17%
Nordstrom, Inc., 5.000%, 01/15/2044	249,000	173,303
Rakuten Group, Inc., 10.250%, 11/30/2024(f)	765,000	759,254
		932,557

Building Products - 0.49%
Griffon Corp., 5.750%, 03/01/2028	1,050,000	983,127
JELD-WEN, Inc., 4.880%, 12/15/2027(f)	1,922,000	1,704,660
		2,687,787

Chemicals - 0.43%
Chemours Co.:
5.750%, 11/15/2028(f)	400,000	367,938
4.630%, 11/15/2029(f)	150,000	126,902
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(f)	512,000	488,133
4.375%, 04/01/2031(f)	580,000	496,032
6.125%, 04/15/2032(f)	617,000	588,893
Valvoline, Inc., 3.630%, 06/15/2031(f)	400,000	325,568
		2,393,466

Commercial Services & Supplies - 0.07%
Deluxe Corp., 8.000%, 06/01/2029(f)	270,000	211,675
GFL Environmental, Inc., 4.000%, 08/01/2028(f)	200,000	179,071
		390,746

Communications Equipment - 0.32%
CommScope, Inc., 8.250%, 03/01/2027(f)	550,000	440,758
Viasat, Inc., 6.500%, 07/15/2028(f)	1,571,000	1,332,836
		1,773,594

Construction & Engineering - 0.29%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	639,000	605,725
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(f)	369,000	308,532
Tutor Perini Corp., 6.875%, 05/01/2025(f)	850,000	706,014
		1,620,271

Consumer Finance - 2.10%
Enova International, Inc., 8.500%, 09/15/2025(f)	460,000	448,459
FirstCash, Inc.:
4.630%, 09/01/2028(f)	1,715,000	1,533,635
5.625%, 01/01/2030(f)	190,000	171,898
Goeasy, Ltd., 4.375%, 05/01/2026(f)	1,600,000	1,461,029

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	57

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Consumer Finance (continued)
Navient Corp.:
5.000%, 03/15/2027	$800,000	$716,418
4.880%, 03/15/2028	1,150,000	986,010
5.500%, 03/15/2029	150,000	128,046
9.375%, 07/25/2030	529,000	526,646
5.625%, 08/01/2033	643,000	484,208
OneMain Finance Corp.:
3.500%, 01/15/2027	1,007,000	864,983
6.625%, 01/15/2028	1,300,000	1,227,551
3.880%, 09/15/2028	550,000	450,120
5.375%, 11/15/2029	400,000	340,443
SLM Corp.:
4.200%, 10/29/2025	1,450,000	1,348,634
3.125%, 11/02/2026	250,000	216,504
Synchrony Financial, 7.250%, 02/02/2033	305,000	274,964
World Acceptance Corp., 7.000%, 11/01/2026(f)	490,000	429,206
		11,608,754

Consumer Staples Distribution & Retail - 0.13%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.500%, 02/15/2028(f)	700,000	701,956

Containers & Packaging - 0.06%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(f)	360,000	336,859

Diversified Consumer Services - 0.16%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	670,000	608,795
WW International, Inc., 4.500%, 04/15/2029(f)	480,000	284,176
		892,971

Diversified REITs - 0.50%
Service Properties Trust:
4.750%, 10/01/2026	1,800,000	1,564,769
4.950%, 02/15/2027	705,000	603,652
3.950%, 01/15/2028	789,000	618,955
		2,787,376

Diversified Telecommunication Services - 0.61%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(f)	1,500,000	1,452,600
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	2,040,000	1,909,246
		3,361,846

Electric Utilities - 0.23%
PG&E Corp., 5.000%, 07/01/2028	1,400,000	1,285,928

Energy Equipment & Services - 1.34%
Archrock Lp/fin Aplp 6 7/8 04/01/27, 6.875%, 04/01/2027(f)	38,000	36,527
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	1,900,000	1,786,570
Enerflex, Ltd., 9.000%, 10/15/2027(f)	1,020,000	993,414
NuStar Logistics LP:
5.625%, 04/28/2027	750,000	721,350
6.375%, 10/01/2030	530,000	506,252
Oceaneering International, Inc., 6.000%, 02/01/2028	1,200,000	1,138,134

See Notes to Financial Statements.

58	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Energy Equipment & Services (continued)
Transocean, Inc.:
8.000%, 02/01/2027(f)	$1,520,000	$1,379,605
7.500%, 04/15/2031	1,060,000	836,658
		7,398,510

Entertainment - 0.07%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	525,000	380,809

Financial Services - 1.42%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(f)	450,000	410,654
MGIC Investment Corp., 5.250%, 08/15/2028	1,110,000	1,048,018
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(f)	2,148,000	2,000,819
5.500%, 08/15/2028(f)	900,000	789,543
5.750%, 11/15/2031(f)	170,000	139,825
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(f)	1,980,000	1,873,189
5.750%, 09/15/2031(f)	1,240,000	1,012,563
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	660,000	590,106
		7,864,717

Food Products - 0.11%
Post Holdings, Inc.:
4.625%, 04/15/2030(f)	500,000	438,717
4.500%, 09/15/2031(f)	200,000	170,988
		609,705

Gas Utilities - 0.10%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(f)	660,000	553,518

Ground Transportation - 0.07%
XPO, Inc., 7.125%, 06/01/2031(f)	400,000	403,530

Health Care Providers & Services - 0.59%
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(f)	910,000	569,314
6.125%, 04/01/2030(f)	250,000	149,214
DaVita, Inc.:
4.625%, 06/01/2030(f)	1,710,000	1,469,895
3.750%, 02/15/2031(f)	240,000	192,194
Encompass Health Corp.:
4.750%, 02/01/2030	240,000	218,810
4.625%, 04/01/2031	350,000	310,716
Tenet Healthcare Corp., 6.875%, 11/15/2031	350,000	349,622
		3,259,765

Health Care REITs - 0.05%
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 08/01/2029	400,000	302,756

Health Care Technology - 0.40%
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(f)	2,940,000	2,216,407

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	59

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Hotels, Restaurants & Leisure - 2.38%
1011778 BC ULC / New Red Finance, Inc.:
4.380%, 01/15/2028(f)	$1,200,000	$1,109,453
4.000%, 10/15/2030(f)	255,000	218,543
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(f)	250,000	223,683
Carnival Corp.:
7.625%, 03/01/2026(f)	2,545,000	2,494,924
5.750%, 03/01/2027(f)	400,000	368,606
6.000%, 05/01/2029(f)	50,000	44,689
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(f)	500,000	412,050
Churchill Downs, Inc., 4.750%, 01/15/2028(f)	1,090,000	1,012,153
NCL Corp., Ltd.:
5.875%, 03/15/2026(f)	2,540,000	2,378,618
7.750%, 02/15/2029(f)	620,000	589,440
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	610,000	560,499
5.500%, 08/31/2026(f)	550,000	521,975
5.375%, 07/15/2027(f)	100,000	93,610
7.500%, 10/15/2027	250,000	251,382
3.700%, 03/15/2028	1,700,000	1,479,432
Station Casinos LLC, 4.500%, 02/15/2028(f)	600,000	539,271
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.130%, 10/01/2029(f)	970,000	870,394
		13,168,722

Household Durables - 1.24%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	170,000	158,784
7.250%, 10/15/2029	1,040,000	1,012,306
Century Communities, Inc., 3.880%, 08/15/2029(f)	600,000	520,672
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	500,000	471,820
LGI Homes, Inc., 4.000%, 07/15/2029(f)	490,000	408,392
M/I Homes, Inc., 3.950%, 02/15/2030	611,000	521,708
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(f)	1,980,000	1,916,344
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	1,540,000	1,334,891
3.880%, 10/15/2031(f)	230,000	187,686
TopBuild Corp., 4.125%, 02/15/2032(f)	400,000	341,205
		6,873,808

Household Products - 0.19%
Energizer Holdings, Inc.:
6.500%, 12/31/2027(f)	150,000	144,398
4.750%, 06/15/2028(f)	950,000	848,350
4.375%, 03/31/2029(f)	90,000	77,670
		1,070,418

Interactive Media & Services - 0.55%
ANGI Group LLC, 3.875%, 08/15/2028(f)	850,000	695,046
Cinemark USA, Inc., 5.250%, 07/15/2028(f)	1,850,000	1,629,232
ZipRecruiter, Inc., 5.000%, 01/15/2030(f)	820,000	699,042
		3,023,320

IT Services - 0.09%
Unisys Corp., 6.875%, 11/01/2027(f)	660,000	476,091

See Notes to Financial Statements.

60	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Leisure Products - 0.10%
Vista Outdoor, Inc., 4.500%, 03/15/2029(f)	$700,000	$567,718

Machinery - 0.35%
Allison Transmission, Inc., 3.750%, 01/30/2031(f)	950,000	803,388
Manitowoc Co., Inc., 9.000%, 04/01/2026(f)	558,000	555,785
Wabash National Corp., 4.500%, 10/15/2028(f)	680,000	590,490
		1,949,663

Marine Transportation - 0.08%
Danaos Corp., 8.500%, 03/01/2028(f)	450,000	451,845

Media - 1.23%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(f)	600,000	559,362
5.375%, 06/01/2029(f)	650,000	588,266
4.750%, 03/01/2030(f)	250,000	213,996
7.380%, 03/01/2031(f)	550,000	536,281
4.500%, 05/01/2032	397,000	317,374
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(f)	840,000	660,433
7.500%, 06/01/2029(f)	240,000	177,872
DISH DBS Corp.:
5.875%, 11/15/2024	1,000,000	875,881
7.750%, 07/01/2026	250,000	153,594
Gray Television, Inc., 7.000%, 05/15/2027(f)	200,000	170,840
News Corp., 3.875%, 05/15/2029(f)	100,000	87,878
Nexstar Media, Inc.:
5.625%, 07/15/2027(f)	300,000	279,931
4.750%, 11/01/2028(f)	800,000	694,904
Scripps Escrow, Inc., 5.875%, 07/15/2027(f)	251,000	203,505
Townsquare Media, Inc., 6.875%, 02/01/2026(f)	906,000	867,229
Urban One, Inc., 7.375%, 02/01/2028(f)	470,000	409,939
		6,797,285

Metals & Mining - 0.55%
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	930,000	834,093
IAMGOLD Corp., 5.750%, 10/15/2028(f)	730,000	547,153
Mineral Resources, Ltd., 8.000%, 11/01/2027(f)	925,000	924,660
New Gold, Inc., 7.500%, 07/15/2027(f)	450,000	420,777
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	350,000	319,358
		3,046,041

Mortgage Real Estate Investment - 0.80%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	800,000	624,701
Rithm Capital Corp., 6.250%, 10/15/2025(f)	940,000	882,350
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	2,350,000	2,025,208
4.380%, 01/15/2027(f)	1,020,000	879,428
		4,411,687

Oil, Gas & Consumable Fuels - 3.56%
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.875%, 08/20/2026	525,000	494,288
5.750%, 05/20/2027	469,000	431,678
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 03/01/2027(f)	2,600,000	2,509,875

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	61

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(f)	$302,000	$297,364
CNX Resources Corp., 6.000%, 01/15/2029(f)	1,148,000	1,065,214
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.:
5.625%, 05/01/2027(f)	1,000,000	949,000
6.000%, 02/01/2029(f)	351,000	328,103
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	680,000	630,695
Energean PLC, 6.500%, 04/30/2027(f)	300,000	274,178
EQM Midstream Partners LP, 6.500%, 07/15/2048	550,000	498,239
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	780,000	725,170
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	2,639,000	2,472,310
4.250%, 02/15/2030(f)	500,000	436,745
MEG Energy Corp., 5.875%, 02/01/2029(f)	1,100,000	1,035,557
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(f)	800,000	784,804
8.750%, 06/15/2031(f)	296,000	291,190
NuStar Logistics LP, 6.000%, 06/01/2026	58,000	56,550
Parkland Corp.:
5.875%, 07/15/2027(f)	900,000	869,196
4.500%, 10/01/2029(f)	1,600,000	1,389,592
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	600,000	561,384
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	2,420,000	2,149,736
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(f)	750,000	658,170
Vital Energy, Inc., 9.500%, 01/15/2025	800,000	794,864
		19,703,902

Paper & Forest Products - 0.09%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(f)	550,000	482,034

Passenger Airlines - 0.10%
American Airlines, Inc., 7.250%, 02/15/2028(f)	550,000	547,293

Personal Care Products - 0.05%
Edgewell Personal Care Co., 4.125%, 04/01/2029(f)	290,000	253,351

Professional Services - 0.20%
KBR, Inc., 4.750%, 09/30/2028(f)	430,000	391,756
TriNet Group, Inc., 3.500%, 03/01/2029(f)	850,000	739,896
		1,131,652

Real Estate Management & Development - 0.82%
Forestar Group, Inc., 3.850%, 05/15/2026(f)	1,220,000	1,122,406
Howard Hughes Corp.:
5.375%, 08/01/2028(f)	270,000	240,670
4.125%, 02/01/2029(f)	1,300,000	1,077,206
4.380%, 02/01/2031(f)	739,000	590,476
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	750,000	593,717
4.750%, 02/01/2030	200,000	151,022
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(f)	1,000,000	749,347
		4,524,844

Software - 0.76%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	1,200,000	1,101,967
MicroStrategy, Inc., 6.125%, 06/15/2028(f)	810,000	726,975

See Notes to Financial Statements.

62	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Principal Amount	Value
Software (continued)
Open Text Corp., 3.880%, 02/15/2028(f)	$2,300,000	$2,027,818
Pitney Bowes, Inc.:
6.875%, 03/15/2027(f)	290,000	215,031
7.250%, 03/15/2029(f)	190,000	125,415
		4,197,206

Specialized REITs - 0.04%
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(f)	300,000	212,608

Specialty Retail - 0.91%
Asbury Automotive Group, Inc.:
4.625%, 11/15/2029(f)	250,000	222,184
4.750%, 03/01/2030	450,000	400,369
5.000%, 02/15/2032(f)	895,000	780,216
Bath & Body Works, Inc., 6.750%, 07/01/2036	570,000	513,645
Carvana Co., 5.500%, 04/15/2027(f)	550,000	368,661
Group 1 Automotive, Inc., 4.000%, 08/15/2028(f)	340,000	299,715
Iron Mountain, Inc.:
7.000%, 02/15/2029(f)	455,000	456,257
4.875%, 09/15/2029(f)	700,000	627,226
5.250%, 07/15/2030(f)	1,000,000	901,990
4.500%, 02/15/2031(f)	10,000	8,601
5.625%, 07/15/2032(f)	500,000	448,027
		5,026,891

Technology Hardware, Storage & Peripherals - 0.39%
Seagate HDD Cayman, 8.250%, 12/15/2029(f)	905,000	946,060
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	1,435,000	1,222,230
		2,168,290

TOTAL CORPORATE BONDS
(Cost $148,863,872)		148,136,737

	Shares	Value
COMMON STOCK - 0.63%
Energy Equipment & Services - 0.04%
Brock Holdings III Inc.(b)	164,832	–
Utex Industries Holdings, LLC(g)	3,182	207,626
		207,626

Health Care Equipment & Supplies - 0.33%
Carestream Health Holdings Inc(b)(g)	242,545	1,819,088

Oil, Gas & Consumable Fuels - 0.26%
Saturn Oil & Gas, Inc.(g)	217,155	360,627
Total Safety Holdings, LLC(b)(g)	2,951	1,106,625
		1,467,252

TOTAL COMMON STOCK
(Cost $11,484,244)		3,493,966

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	63

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2023 (Unaudited)

	Shares	Value
WARRANTS - 0.00%(h)
Energy Equipment & Services - 0.00%(h)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	$3,182

TOTAL WARRANTS
(Cost $0)		3,182

SHORT TERM INVESTMENTS - 2.89%
Fidelity Treasury Portfolio
(4.33% 7-Day Yield)	15,976,146	15,976,146

TOTAL SHORT TERM INVESTMENTS
(Cost $15,976,146)		15,976,146

Total Investments- 160.08%
(Cost $920,038,206)		885,570,362

Liabilities in Excess of Other Assets - (4.73)%		(26,176,357)

Mandatory Redeemable Preferred Shares - (8.19)%
(liquidation preference plus distributions payable on term preferred shares)		(45,288,800)

Leverage Facility - (47.16)%		(260,900,000)

Net Assets - 100.00%		$553,205,205

Amounts above are shown as a percentage of net assets as of June 30, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2023 was 5.22%

3M US L - 3 Month LIBOR as of June 30, 2023 was 5.55%

6M US L - 6 Month LIBOR as of June 30, 2023 was 5.76%

1M US SOFR- 1 Month SOFR as of June 30, 2023 was 5.06%

3M US SOFR - 3 Month SOFR as of June 30, 2023 was 5.00%

6M US SOFR - 6 Month SOFR as of June 30, 2023 was 4.78%

PRIME - US Prime Rate as of June 30, 2023 was 8.25%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	Security is in default as of period end.

(d)	A portion of this position was not funded as of June 30, 2023. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2023, the Fund has unfunded delayed draw loans in the amount of $583,098. Fair value of these unfunded delayed draws was $563,681.

(e)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $107,398,719, which represented approximately 19.41% of net assets as of June 30, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(g)	Non-income producing security.

(h)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

64	www.blackstone-credit.com

Blackstone Credit Funds	Statements of Assets and Liabilities

June 30, 2023 (Unaudited)

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
ASSETS:
Investments, at fair value (Cost $288,952,795, $281,692,883 and $920,038,206, respectively)	$278,383,669	$271,951,769	$885,570,362
Cash	114,563	119,676	527,602
Receivable for investment securities sold	3,571,595	3,256,897	9,097,010
Interest receivable	1,537,703	1,966,799	6,315,746
Net unrealized appreciation on unfunded loan commitments	1,872	1,493	5,140
Prepaid offering cost	356,023	446,650	–
Prepaid expenses and other assets	38,370	30,070	139,743
Total Assets	284,003,795	277,773,354	901,655,603

LIABILITIES:
Payable for investment securities purchased	14,773,246	12,626,158	38,450,578
Leverage facility	81,000,000	79,800,000	260,900,000
Interest due on leverage facility	513,851	313,614	1,724,503
Accrued investment advisory fee payable	338,224	160,265	701,993
Accrued fund accounting and administration fees payable	99,340	89,239	245,727
Accrued trustees' fees payable	36,015	28,200	93,803
Other payables and accrued expenses	530,565	601,289	1,050,746
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(2,556) and $(5,752), respectively)(a)	–	19,997,444	44,994,248
Distributions payable on mandatory redeemable preferred shares	–	128,356	288,800
Total Liabilities	97,291,241	113,744,565	348,450,398
Net Assets Attributable to Common Shareholders	$186,712,554	$164,028,789	$553,205,205

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,008,542, 12,708,275 and 44,664,382 shares issued and outstanding)	$13,009	$12,708	$44,664
Paid-in capital in excess of par value	257,240,387	236,843,518	839,706,479
Total distributable earnings	(70,540,842)	(72,827,437)	(286,545,938)
Net Assets Attributable to Common Shareholders	$186,712,554	$164,028,789	$553,205,205

Net Asset Value per Common Share	$14.35	$12.91	$12.39

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	65

Blackstone Credit Funds	Statements of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
INVESTMENT INCOME:
Interest	$12,796,567	$12,460,646	$39,702,232
Total Investment Income	12,796,567	12,460,646	39,702,232

EXPENSES:
Investment advisory fee	1,164,345	970,321	4,225,819
Fund accounting and administration fees	158,517	148,116	473,455
Insurance expense	41,829	34,598	142,384
Legal and audit fees	160,404	300,521	356,697
Custodian fees	32,240	22,750	83,428
Trustees' fees and expenses	58,090	52,790	177,119
Printing expense	46,461	16,482	46,702
Transfer agent fees	13,421	16,961	17,076
Interest on leverage facility	2,273,401	2,383,531	7,849,693
Amortization of deferred financing costs	–	17,796	40,041
Other expenses	59,801	100,091	150,609
Distributions to mandatory redeemable preferred shares	–	364,542	820,219
Total Expenses	4,008,509	4,428,499	14,383,242
Net Investment Income	8,788,058	8,032,147	25,318,990

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities and unfunded loan commitments	(5,235,694)	(6,111,164)	(23,065,196)
Foreign currency transactions	–	–	(16,999)
Net realized loss:	(5,235,694)	(6,111,164)	(23,082,195)
Net change in unrealized appreciation/(depreciation) on:
Investment securities and unfunded loan commitments	9,254,815	10,087,644	35,684,558
Translation of assets and liabilities in foreign currency transactions	–	–	6,955
Net change in unrealized appreciation/(depreciation) on investments	9,254,815	10,087,644	35,691,513
Net Realized and Unrealized Gain on Investments	4,019,121	3,976,480	12,609,318

Net Increase in Net Assets Attributable to Common Shares from Operations	$12,807,179	$12,008,627	$37,928,308

See Notes to Financial Statements.

66	www.blackstone-credit.com

Blackstone Credit Funds	Statements of Changes in Net Assets

	Senior Floating Rate 2027 Term Fund		Long-Short Credit Income Fund		Strategic Credit 2027 Term Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income(a)	$8,788,058	$14,032,038	$8,032,147	$13,459,525	$25,318,990	$41,667,545
Net realized loss	(5,235,694)	(13,597,726)	(6,111,164)	(15,868,811)	(23,082,195)	(49,661,346)
Net change in unrealized appreciation/(depreciation) on Investment securities and unfunded loan commitments	9,254,815	(19,572,848)	10,087,644	(20,193,964)	35,691,513	(63,447,939)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	12,807,179	(19,138,536)	12,008,627	(22,603,250)	37,928,308	(71,441,740)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(8,234,407)	(11,464,793)	(7,510,590)	(11,234,115)	(23,582,793)	(34,748,889)
Net Decrease in Net Assets from Distributions to Common Shareholders	(8,234,407)	(11,464,793)	(7,510,590)	(11,234,115)	(23,582,793)	(34,748,889)

Proceeds from sale of common shares (net of offering costs)	–	32,583	–	–	–	–
Cost of shares repurchased	–	(6,727,909)	–	–	–	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	51,564	–	–	–	–
Net Decrease from Capital Share Transactions	–	(6,643,762)	–	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	4,572,772	(37,247,091)	4,498,037	(33,837,365)	14,345,515	(106,190,629)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	182,139,782	219,386,873	159,530,752	193,368,117	538,859,690	645,050,319
End of period	$186,712,554	$182,139,782	$164,028,789	$159,530,752	$553,205,205	$538,859,690

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit 2027 Term Fund recorded distributions of $364,542 and $820,219, respectively, to holders of MRPS for the six months ended June 30, 2023. For the fiscal year ended December 31, 2022, the Long-Short Credit Income Fund and the Strategic Credit 2027 Term Fund recorded distributions of $722,000 and $1,624,500, respectively, to holders of MRPS. See Note 12 for details on tax characterization of distributions.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	67

Blackstone Credit Funds	Statements of Cash Flows

For the Six Months Ended June 30, 2023 (Unaudited)

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$12,807,179	$12,008,627	$37,928,308
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(106,520,453)	(144,232,871)	(487,671,927)
Payment-in-kind interest	(7,660)	(6,156)	(21,069)
Proceeds from disposition of investment securities	94,808,927	136,175,356	461,007,552
Net discounts (accreted)/premiums amortized	(535,364)	(792,112)	(2,609,156)
Net realized (gain)/loss on:
Investment securities and unfunded loan commitments	5,235,694	6,111,164	23,065,196
Net change in unrealized (appreciation)/depreciation on:
Investment securities and unfunded loan commitments	(9,254,815)	(10,087,644)	(35,684,558)
Net purchase of cash equivalent	(8,192,136)	(4,951,095)	(15,976,146)
Amortization of deferred financing costs	–	17,796	40,041
(Increase)/Decrease in assets:
Interest receivable	265,270	433,952	410,399
Prepaid offering costs	(67,183)	(1,573)	–
Receivable for dividend reinvest	–	–	–
Net unrealized appreciation on unfunded loan commitments	(1,872)	(1,493)	282,909
Prepaid expenses and other assets	(27,969)	(25,502)	(52,884)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	3,542	7,969
Interest due on loan facility	(265,307)	(228,214)	787,377
Payable to Adviser for offering costs	–	–	–
Net unrealized depreciation on unfunded loan commitments	(37,918)	(19,718)	–
Accrued investment advisory fees payable	(7,847)	(3,703)	(33,886)
Accrued fund accounting and administration expense	(71,690)	(54,633)	(124,194)
Accrued trustees' fees payable	4,886	6,318	20,184
Other payables and accrued expenses	69,566	150,516	160,697
Net Cash Provided by/(Used in) Operating Activities	(11,798,692)	(5,497,443)	(18,463,188)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	21,000,000	12,000,000	42,000,000
Payments on leverage facility	(25,000,000)	(15,000,000)	(50,000,000)
Cost of shares repurchased	–	–	–
Distributions paid - common shareholders - net of distributions reinvested	(8,234,407)	(7,510,590)	(23,582,793)
Net Cash Used in Financing Activities	(12,234,407)	(10,510,590)	(31,582,793)

Net Increase/Decrease in Cash	(24,033,099)	(16,008,033)	(50,045,981)
Cash, beginning balance	$24,147,662	$16,127,709	$50,573,583
Cash, ending balance	$114,563	$119,676	$527,602

Supplemental disclosure of cash flow information:
Interest paid on leverage facility during the year	$2,538,708	$2,611,745	$7,062,316

See Notes to Financial Statements.

68	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2023 (Unaudited) *		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.00		$16.21	$15.88	$16.41
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.68		1.04	1.02	1.08
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.30		(2.39)	0.30	(0.72)
Total Income/(Loss) from Investment Operations	0.98		(1.35)	1.32	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.63)		(0.86)	(0.99)	(1.09)
Total Distributions to Common Shareholders	(0.63)		(0.86)	(0.99)	(1.09)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–		–	–	0.20
Total Capital Share Transactions	–		–	–	0.20
Net asset value per common share - end of period	$14.35		$14.00	$16.21	$15.88
Market price per common share - end of period	$12.82		$12.43	$17.17	$14.22

Total Investment Return - Net Asset Value(c)	7.67%		(8.01%)	8.57%	4.98%
Total Investment Return - Market Price(c)	8.34%		(22.89%)	28.43%	(4.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$186,713		$182,140	$219,387	$215,253
Ratio of expenses to average net assets attributable to common shares	4.35	%(d)	3.18%	2.36%	2.75%
Ratio of expenses to average managed assets(e)	3.10	%(d)	2.16%	1.60%	1.87%
Ratio of net investment income to average net assets attributable to common shares	9.55	%(d)	6.95%	6.23%	7.19%
Portfolio turnover rate	30	%(f)	75%	97%	76%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$81,000		$85,000	$105,500	$100,000
Average borrowings outstanding during the period (000s)	$75,227		$94,819	$105,974	$104,521
Asset coverage, end of period per $1,000(g)	$3,305		$3,143	$3,079	$3,153

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	69

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.48	$17.57	$17.61	$15.96
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.31	1.32	1.26	1.24
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.06)	(1.00)	(0.14)	1.57
Total Income from Investment Operations	1.25	0.32	1.12	2.81

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.32)	(1.41)	(1.16)	(1.16)
Total Distributions to Common Shareholders	(1.32)	(1.41)	(1.16)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–	–	–	–
Total Capital Share Transactions	–	–	–	–
Net asset value per common share - end of period	$16.41	$16.48	$17.57	$17.61
Market price per common share - end of period	$16.15	$15.33	$18.00	$18.08

Total Investment Return - Net Asset Value(c)	7.92%	1.88%	6.67%	18.44%
Total Investment Return - Market Price(c)	14.17%	(7.49%)	6.44%	30.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$250,848	$251,645	$267,903	$268,153
Ratio of expenses to average net assets attributable to common shares	3.54%	3.35%	3.01%	2.59%
Ratio of expenses to average managed assets(e)	2.37%	2.25%	2.02%	1.74%
Ratio of net investment income to average net assets attributable to common shares	7.82%	7.49%	7.11%	7.48%
Portfolio turnover rate	40%	88%	135%	99%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$123,500	$124,000	$132,000	$131,000
Average borrowings outstanding during the period (000s)	$125,408	$132,067	$132,323	$122,782
Asset coverage, end of period per $1,000(g)	$3,031	$3,029	$3,030	$3,047

See Notes to Financial Statements.

70	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014			For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$18.08		$19.27			$19.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)		1.22		0.92			1.17
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments		(2.17)		(0.84)			0.08
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(b)		–		(0.06)			(0.08)
From net realized gains		–		–			–
Total Income/(Loss) from Investment Operations		(0.95)		0.02			1.17

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(1.17)		(0.86)			(1.06)
From net realized gains		–		(0.08)			(0.15)
From tax return of capital		–		(0.27)			–
Total Distributions to Common Shareholders		(1.17)		(1.21)			(1.21)

Net asset value per common share - end of period		$15.96		$18.08			$19.27
Market price per common share - end of period		$14.85		$16.74			$18.85

Total Investment Return - Net Asset Value(c)		(5.19%)		0.38%			6.27%
Total Investment Return - Market Price(c)		(4.72%)		(4.99%)			(1.26%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$242,874		$275,201			$293,242
Ratio of expenses to average net assets attributable to common shares		2.48%		3.02	%(h)		2.73	%(h)
Ratio of expenses to average managed assets(e)		1.67%		2.02	%(h)		1.83	%(h)
Ratio of net investment income to average net assets attributable to common shares		6.84%		4.88	%(h)		6.02	%(h)
Portfolio turnover rate		65%		66%			85%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A	$	N/A	(i)		$48,100
Total shares outstanding (000s)		–		–			48
Asset coverage per share	$	N/A	$	N/A	(i)		$3,035	(j)
Liquidation preference per share	$	N/A	$	N/A	(i)		$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A		$–	(k)		$96,000
Average borrowings outstanding during the period (000s)	$	N/A		$96,000	(k)		$96,000
Asset coverage, end of period per $1,000		N/A		N/A	(k)		$4,556	(l)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$119,500		$133,000		$	N/A
Average borrowings outstanding during the period (000s)		$132,372		$137,412	(m)	$	N/A
Asset coverage, end of period per $1,000(g)		$3,032		$3,069		$	N/A

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	71

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

*	Prior to March 6, 2023 Blackstone Senior Floating Rate 2027 Term Fund was named Blackstone Senior Floating Rate Term Fund.

(a)	Prior to December 10, 2020 the Blackstone Senior Floating Rate Term Fund was known as the Blackstone / GSO Senior Floating Rate Term Fund.

(b)	Calculated using average common shares outstanding.

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

(d)	Annualized.

(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

(h)	Ratios do not reflect dividend payments to preferred shareholders.

(i)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.

(j)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.

(k)	On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.

(l)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(m)	Since first borrowing was made on October 8, 2014.

See Notes to Financial Statements.

72	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.55		$15.22	$14.94	$15.74
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.63		1.06	1.06	1.18
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.32		(2.85)	0.25	(0.79)
Total Income/(Loss) from Investment Operations	0.95		(1.79)	1.31	0.39

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.59)		(0.88)	(1.03)	(1.19)
Total Distributions to Common Shareholders	(0.59)		(0.88)	(1.03)	(1.19)

Net asset value per common share - end of period	$12.91		$12.55	$15.22	$14.94
Market price per common share - end of period	$11.34		$10.84	$14.70	$13.42
Total Investment Return - Net Asset Value(d)	8.41%		(11.19%)	9.26%	4.41%
Total Investment Return - Market Price(d)	10.24%		(20.58%)	17.48%	(5.62%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$164,029		$159,531	$193,368	$189,901
Ratio of expenses to average net assets attributable to common shares	5.48	%(e)	3.67%	2.69%	3.08%
Ratio of expenses to average managed assets(f)	3.40	%(e)	2.24%	1.67%	1.89%
Ratio of net investment income to average net assets attributable to common shares	9.93	%(e)	7.68%	6.89%	8.28%
Portfolio turnover rate	45	%(g)	94%	90%	77%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable
Preferred Shares (000s)	$20,128		$20,125	$20,128	$20,128
Total shares outstanding (000s)	20		20	20	20
Asset coverage, end of period per $1,000(h)	$2,644		$2,550	$2,626	$2,638
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$79,800		$82,800	$98,900	$95,900
Average borrowings outstanding during the period (000s)	$79,949		$92,127	$100,347	$93,946
Asset coverage, end of period per $1,000(i)	$3,306		$3,170	$3,157	$3,189

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	73

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.62	$17.09	$16.94	$15.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.46	1.46	1.34	1.40
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.12	(1.32)	0.05	1.60
Total Income from Investment Operations	1.58	0.14	1.39	3.00

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.46)	(1.61)	(1.24)	(1.43)
Total Distributions to Common Shareholders	(1.46)	(1.61)	(1.24)	(1.43)

Net asset value per common share - end of period	$15.74	$15.62	$17.09	$16.94
Market price per common share - end of period	$15.64	$13.74	$15.92	$15.92

Total Investment Return - Net Asset Value(d)	10.73%	1.25%	8.85%	21.21%
Total Investment Return - Market Price(d)	25.08%	(4.40%)	7.90%	29.89%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$199,982	$198,399	$217,067	$215,236
Ratio of expenses to average net assets attributable to common shares	3.85%	3.73%	3.03%	2.58%
Ratio of expenses to average managed assets(f)	2.36%	2.31%	1.93%	1.73%
Ratio of net investment income to average net assets attributable to common shares	9.15%	8.52%	7.82%	8.67%
Portfolio turnover rate	40%	75%	126%	103%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable
Preferred Shares (000s)	$20,128	$20,122	$20,121	$20,125
Total shares outstanding (000s)	20	20	20	20
Asset coverage, end of period per $1,000(h)	$2,562	$2,556	$2,644	$2,905
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$108,000	$107,500	$112,000	$93,000
Average borrowings outstanding during the period (000s)	$109,385	$115,392	$105,633	$93,684
Asset coverage, end of period per $1,000(i)	$3,037	$3,032	$3,117	$3,314

See Notes to Financial Statements.

74	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.82	$19.11	$18.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.48	0.94	1.13
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(2.66)	(1.03)	0.36
Total Income/(Loss) from Investment Operations	(1.18)	(0.09)	1.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.27)	(0.96)	(1.23)
From net realized gains	–	(0.06)	(0.12)
From tax return of capital	–	(0.18)	–
Total Distributions to Common Shareholders	(1.27)	(1.20)	(1.35)

Net asset value per common share - end of period	$15.37	$17.82	$19.11
Market price per common share - end of period	$13.48	$15.53	$17.87

Total Investment Return - Net Asset Value(d)	(6.04%)	(0.06%)	8.34%
Total Investment Return - Market Price(d)	(5.44%)	(6.86%)	2.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$195,204	$226,316	$242,699
Ratio of expenses to average net assets attributable to common shares	2.07%	1.85%	1.83%
Ratio of expenses to average managed assets(f)	1.43%	1.66%	N/A
Ratio of net investment income to average net assets attributable to common shares	8.45%	4.99%	5.94%
Portfolio turnover rate	72%	66%	80%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$96,000	$73,000	$N/A
Average borrowings outstanding during the period (000s)	$100,261	$66,827 (j)	$N/A
Asset coverage, end of period per $1,000(i)	$3,033	$4,100	$N/A

(a)	Prior to December 10, 2020 the Blackstone Long-Short Credit Income Fund was known as the Blackstone / GSO Long-Short Credit Income Fund.

(b)	Calculated using average common shares outstanding.

(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.

(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

(e)	Annualized.

(f)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(g)	Percentage represents the results for the period and is not annualized.

(h)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(i)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

(j)	Since first borrowing was made on July 29, 2014.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	75

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2023 (Unaudited) *		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.06		$14.44	$14.19	$15.25	$15.30
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.57		0.93	0.93	1.08	1.35
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.29		(2.53)	0.21	(1.04)	(0.06)
Total Income/(Loss) from Investment Operations	0.86		(1.60)	1.14	0.04	1.29

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.53)		(0.78)	(0.89)	(1.10)	(1.34)
Total Distributions to Common Shareholders	(0.53)		(0.78)	(0.89)	(1.10)	(1.34)

Net asset value per common share - end of period	$12.39		$12.06	$14.44	$14.19	$15.25
Market price per common share - end of period	$10.93		$10.58	$13.49	$12.48	$14.38

Total Investment Return - Net Asset Value(d)	7.80%		(10.68%)	8.60%	2.03%	9.29%
Total Investment Return - Market Price(d)	8.41%		(16.13%)	15.36%	(4.83%)	17.05%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$553,205		$538,860	$645,050	$633,741	$681,312
Ratio of expenses to average net assets
attributable to common shares	5.27	%(e)	3.67%	2.78%	3.15%	3.97%
Ratio of expenses to average managed assets(f)	3.40	%(e)	2.32%	1.77%	2.00%	2.50%
Ratio of net investment income to average net assets attributable to common shares	9.28	%(e)	7.08%	6.36%	7.90%	8.68%
Portfolio turnover rate	46	%(g)	81%	101%	77%	40%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,289		$45,281	$45,287	$45,287	$45,287
Total shares outstanding (000s)	45		45	45	45	45
Asset coverage, end of period per $1,000(h)	$2,808		$2,715	$2,749	$2,790	$2,697
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$260,900		$268,900	$323,800	$309,100	$356,500
Average borrowings outstanding during the period (000s)	$256,718		$300,105	$325,709	$306,661	$363,945
Asset coverage, end of period per $1,000(i)	$3,293		$3,172	$3,131	$3,196	$3,037

See Notes to Financial Statements.

76	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.89
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.38
Net realized and unrealized loss on investments, foreign currency transactions and unfunded loan commitments	(1.46)
Total Loss from Investment Operations	(0.08)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.51)
Total Distributions to Common Shareholders	(1.51)

Net asset value per common share - end of period	$15.30
Market price per common share - end of period	$13.47

Total Investment Return - Net Asset Value(d)	(0.02%)
Total Investment Return - Market Price(d)	(5.37%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$683,578
Ratio of expenses to average net assets attributable to common shares	3.72%
Ratio of expenses to average managed assets(f)	2.36%
Ratio of net investment income to average net assets attributable to common shares	8.20%
Portfolio turnover rate	76%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,274
Total shares outstanding (000s)	45
Asset coverage, end of period per $1,000(h)	$2,682
Liquidation preference per share	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$361,500
Average borrowings outstanding during the period (000s)	$387,479
Asset coverage, end of period per $1,000(i)	$3,015

*	Prior to March 6, 2023 Blackstone Strategic Credit 2027 Term Fund was named Blackstone Strategic Credit Fund.

(a)	Prior to December 10, 2020 the Blackstone Strategic Credit Fund was known as the Blackstone / GSO Strategic Credit Fund.

(b)	Calculated using average common shares outstanding.

(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.

(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	77

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(e)	Annualized.

(f)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(g)	Percentage represents the results for the period and is not annualized.

(h)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(i)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

78	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (formerly known as Blackstone Senior Floating Rate Term Fund) (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the "SEC") declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. During the year ended December 31, 2022, BSL sold 2,004 common shares totaling $32,583, net of offering costs of $87, pursuant to this shelf registration. For the period ended June 30, 2023, BSL did not sell any shares pursuant to this shelf registration.

Blackstone Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. On July 30, 2021, the SEC declared effective an updated shelf registration statement and BGX filed an updated prospectus supplement with respect to the ATM offering on August 19, 2021. As of June 30, 2023, BGX has not yet sold any shares pursuant to this shelf registration.

Blackstone Strategic Credit 2027 Term Fund (formerly known as Blackstone Strategic Credit Fund) (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

Semi-Annual Report | June 30, 2023	79

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act. The name changes of BSL and BGB became effective on March 6, 2023.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

80	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

On December 3, 2020, the SEC adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Funds’ Board of Trustees (the “Board”) the Board has designated the Adviser as the valuation designee to perform fair value determinations related to each Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

Semi-Annual Report | June 30, 2023	81

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2023:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$8,926,270	$2,326,527	$11,252,797
Diversified Consumer Services	–	8,570,850	481,062	9,051,912
Entertainment	–	2,033,037	847,291	2,880,328
Financial Services	–	5,460,676	1,469,636	6,930,312
Food Products	–	2,881,110	1,272,000	4,153,110
IT Services	–	5,107,064	1,319,181	6,426,245
Software	–	23,405,733	1,384,772	24,790,505
Specialty Retail	–	–	2,320,566	2,320,566
Other	–	188,178,597	–	188,178,597
Collateralized Loan Obligation Securities
Banks	–	–	429,321	429,321
Consumer Finance	–	–	871,358	871,358
Financial Services	–	–	6,888,518	6,888,518
Corporate Bonds	–	5,531,639	–	5,531,639
Common Stock
Health Care Equipment & Supplies	–	–	416,325	416,325
Short-Term Investments	8,262,136	–	–	8,262,136
Total	$8,262,136	$250,094,976	$20,026,557	$278,383,669

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	1,872	–	1,872
Total	–	1,872	–	1,872

Blackstone Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$7,256,162	$2,444,167	$9,700,329
Diversified Consumer Services	–	6,388,338	424,688	6,813,026
Entertainment	–	2,564,711	748,944	3,313,655
Financial Services	–	4,386,774	1,295,117	5,681,891
Food Products	–	2,158,946	1,122,938	3,281,884
IT Services	–	4,399,774	1,254,360	5,654,134
Software	–	20,652,960	1,333,284	21,986,244
Specialty Retail	–	113,258	1,762,975	1,876,233
Other	–	157,825,292	–	157,825,292
Collateralized Loan Obligation Securities
Banks	–	–	214,661	214,661
Consumer Finance	–	–	1,782,508	1,782,508
Financial Services	–	–	8,046,354	8,046,354
Corporate Bonds	–	40,253,930	–	40,253,930
Common Stock
Health Care Equipment & Supplies	–	–	570,533	570,533
Short Term Investments	4,951,095	–	–	4,951,095
Total	$4,951,095	$246,000,145	$21,000,529	$271,951,769

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	1,493	–	1,493
Total	–	1,493	–	1,493

82	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$24,869,578	$7,543,875	$32,413,453
Diversified Consumer Services	–	26,483,616	1,413,119	27,896,735
Entertainment	–	8,547,569	2,481,351	11,028,920
Financial Services	–	13,358,629	4,317,056	17,675,685
Food Products	–	7,229,280	3,726,562	10,955,842
Hotels, Restaurants & Leisure	–	31,996,862	119,348	32,116,210
IT Services	–	14,234,877	4,312,755	18,547,632
Software	–	74,724,963	1,273,655	75,998,618
Specialty Retail	–	369,772	5,937,691	6,307,463
Other	–	485,019,773	–	485,019,773
Corporate Bonds	–	148,136,737	–	148,136,737
Common Stock
Energy Equipment & Services	–	207,626	–	207,626
Health Care Equipment & Supplies	–	–	1,819,088	1,819,088
Oil, Gas & Consumable Fuels	360,627	–	1,106,625	1,467,252
Warrants
Energy Equipment & Services	–	–	3,182	3,182
Short Term Investments	15,976,146	–	–	15,976,146
Total	$16,336,773	$835,179,282	$34,054,307	$885,570,362

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	5,140	–	5,140
Total	–	5,140	–	5,140

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Total
Balance as of December 31, 2022	$7,789,140	$13,629,173	$–	$21,418,313
Accrued discount/ premium	9,958	6,987	–	16,945
Realized Gain/(Loss)	40,015	(51,090)	–	(11,075)
Change in Unrealized Appreciation/(Depreciation)	129,813	331,696	–	461,509
Purchases(1)	6,284,160	–	–	6,284,160
Sales Proceeds(2)	(1,991,730)	(5,727,569)	–	(7,719,299)
Transfer into Level 3	5,882,717	–	416,325	6,299,042
Transfer out of Level 3	(6,723,038)	–	–	(6,723,038)
Balance as of June 30, 2023	$11,421,035	$8,189,197	$416,325	$20,026,557
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2023	$71,659	$88,957	$(555,100)	$(394,484)

Semi-Annual Report | June 30, 2023	83

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Total
Balance as of December 31, 2022	$6,740,735	$15,402,183	$–	$22,142,918
Accrued discount/ premium	20,732	11,178	–	31,910
Realized Gain/(Loss)	34,879	(59,474)	–	(24,595)
Change in Unrealized Appreciation/(Depreciation)	95,778	392,065	–	487,843
Purchases(1)	5,908,628	–	–	5,908,628
Sales Proceeds(2)	(1,685,829)	(5,702,429)	–	(7,388,258)
Transfer into Level 3	3,567,992	–	570,533	4,138,525
Transfer out of Level 3	(4,296,442)	–	–	(4,296,442)
Balance as of June 30, 2023	$10,386,473	$10,043,523	$570,533	$21,000,529
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2023	$55,745	$174,459	$(760,711)	$(530,507)

Blackstone Strategic Credit 2027 Term Fund	Floating Rate Loan Interests	Common Stock	Warrants	Total
Balance as of December 31, 2022	$22,825,834	$6,364,208	$–	$29,190,042
Accrued discount/ premium	70,221	–	–	70,221
Return of Capital	–	(1,397,346)	–	(1,397,346)
Realized Gain/(Loss)	118,109	(1,543,787)	–	(1,425,678)
Change in Unrealized Appreciation/(Depreciation)	341,729	1,754,948	–	2,096,677
Purchases(1)	16,793,658	-	–	16,793,658
Sales Proceeds(2)	(6,137,343)	(3,863,772)	–	(10,001,115)
Transfer into Level 3	10,239,716	1,819,088	3,182	12,061,986
Transfer out of Level 3	(13,126,512)	(207,626)	–	(13,334,138)
Balance as of June 30, 2023	$31,125,412	$2,925,713	$3,182	$34,054,307
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2023	$171,587	$(2,425,449)	$–	$(2,253,862)

(1)	Purchases include all purchases of securities and securities received in corporate actions.

(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of June 30, 2023:

Blackstone Senior Floating Rate Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$11,421,035	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	8,189,197	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	416,325	Third Party Vendor Pricing Services	Broker Quotes	N/A

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$10,386,473	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	10,043,523	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	570,533	Third Party Vendor Pricing Services	Broker Quotes	N/A

Blackstone Strategic Credit 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$31,125,412	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	2,925,713	Third Party Vendor Pricing Services	Broker Quotes	N/A
	-	Performance multiple methodology	EBITDA multiple(a)	7.38x
Warrants	3,182	Third Party Vendor Pricing Services	Broker Quotes	N/A

84	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the period ended June 30, 2023, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of and during the period ended June 30, 2023, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a "dynamic" distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds' recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter. A distribution may be treated as paid by December 31 of any calendar year if such a distribution is declared by the Fund in October, November or December with a record date in such a month and is paid by the Fund prior to January 31 of the following calendar year. Such distributions may be taxable to shareholders in the calendar year in which the distributions are declared, rather than taxable to shareholders in the calendar year in which the distributions are paid.

Offering Costs: Offering costs incurred in connection with BSL’s shelf registration statement, through June 30, 2023, are approximately $356,023. The Statement of Assets and Liabilities reflects the current offering costs of $356,053 as deferred offering costs. These offering costs will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

Offering costs incurred in connection with BGX's shelf registration statement, through June 30, 2023, are approximately $446,650. The Statement of Assets and Liabilities reflects the current offering costs of $446,650 as deferred offering costs. These will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

The estimates and assumptions underlying the Funds' financial statements are based on the information available as of June 30, 2023. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

Semi-Annual Report | June 30, 2023	85

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit- focused business of Blackstone Inc., “Blackstone Credit”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. If BSL’s term is extended again by shareholders beyond May 31, 2027, the Reduced Management Fee will be assessed at that time. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s total assets (including any assets attributable to any leverage used) minus the sum of BGB's accrued liabilities (other than Fund liabilities incurred for any leverage) ("BGB Managed Assets").

Trustee Fees: Effective January 1, 2022, the Funds and Blackstone Floating Rate Enhanced Income Fund (the “Blackstone Credit Closed-End Funds”) agreed to pay a retainer fee of $155,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Blackstone Credit Closed-End Funds.

The Board implemented a Trustee Emeritus program (the “Program”) in November 2021. A Trustee Emeritus appointed under the Program will receive compensation equal to 10% of his or her retainer for serving as a Trustee as of the date on which the Board appoints such person as Trustee Emeritus. The term of service of a Trustee Emeritus expires twelve months from the date of the Trustee’s retirement from the Board.

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of each fund’s respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”) serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2023, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Senior Floating Rate 2027 Term Fund	$82,667,303	$81,119,141
Blackstone Long-Short Credit Income Fund	120,778,520	119,723,071
Blackstone Strategic Credit 2027 Term Fund	409,219,270	400,239,889

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party of the Funds. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statement of Operations.

During the period ended June 30, 2023, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the Adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $30,586, $27,316 and $70,059 for BSL, BGX, and BGB, respectively, as of the period ended June 30, 2023 is recorded as other payables and accrued expenses on the Funds' Statements of Assets and Liabilities.

86	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

Blackstone Securities Partners L.P. (“BSP”), an affiliate of BSL and of the Adviser, serves as the Distributor for BSL’s ATM offering of common shares of beneficial interest (“BSL Common Shares”) under a distribution agreement with BSL (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BSL compensates BSP with respect to the sale of BSL Common Shares in the ATM offering at a commission rate of 1.00% of the gross proceeds of the sale of BSL Common Shares. Additionally, BSP entered into a sub-placement agent agreement with UBS Securities LLC (the “Sub-Placement Agent”) and of the commission rate of 1.00%, BSP will compensate the Sub-Placement Agent at a rate of 0.80% of the gross proceeds of the sale of BSL's Common Shares sold through the Sub-Placement Agent. For the period ended June 30, 2023, BSL did not sell any shares, pursuant to this shelf registration. As a result, there were $0 of gross proceeds rebated by BSP.

NOTE 6. SHARE REPURCHASE PROGRAM

In connection with the approval of the Term Extension by shareholders on February 19, 2020, BSL implemented a share repurchase program (the “Share Repurchase Program”) wherein the Fund agreed to repurchase up to 15% of outstanding shares in the open market under certain circumstances. Under the Share Repurchase Program, if shares of BSL traded at an average discount to BSL’s NAV per share of greater than 10% over any rolling forty (40) business day period, BSL agreed to buy back up to 15% of its outstanding shares through the open market (the “Repurchase Quantity”), subject to reasonable volume limitations and a maximum price of 90% of the Fund’s NAV per share (the "Repurchase Price Ceiling"). If the Share Repurchase Program were triggered but an amount of shares less than the Repurchase Quantity were repurchased subject to the Repurchase Price Ceiling, the Fund agreed to continue the Share Repurchase Program the next time, if applicable, shares could be repurchased at a price below the Repurchase Price Ceiling. Such repurchase could continue throughout the remaining life of the Fund, until shares repurchased equaled the Repurchase Quantity.

BSL's Share Repurchase Program was triggered on April 22, 2020. For the period ended June 30, 2023, BSL repurchased 0 shares of its common stock pursuant to the Share Repurchase Program because as of December 14, 2022, 100% of the total shares authorized for repurchase under BSL’s Share Repurchase Program have been repurchased. For the year ended December 31, 2022, BSL repurchased 527,643 shares of its common stock on the open market at a total cost, inclusive of commissions ($0.02 per share), of $6,727,909 at a per-share weighted average discount to NAV of 10.14%.

NOTE 7. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone Senior Floating Rate 2027 Term Fund	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
Common shares outstanding - beginning of period	13,008,542	13,530,940
Common shares issued in connection with initial public offering	–	2,004
Common shares issued as reinvestment of dividends	–	3,241
Less shares repurchased	–	(527,643)
Common shares outstanding - end of period	13,008,542	13,008,542

Blackstone Long-Short Credit Income Fund	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
Common shares outstanding - beginning of period	12,708,275	12,708,275
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,708,275	12,708,275

Blackstone Strategic Credit 2027 Term Fund	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

Semi-Annual Report | June 30, 2023	87

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 8. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). BGX defines its managed assets as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At June 30, 2023, 91.94% of BSL’s Managed Assets were held in Senior Loans, 81.97% of BGX's Managed Assets were held in Secured Loans, and 100.79% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in Principal Risks—LIBOR Risk”), plus a premium or credit spread.

The United Kingdom's Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate. There could be significant operational challenges for the continued transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. The Funds and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Funds may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates may result in a sudden or prolonged increase or decrease in the value of LIBOR-based loans and securities, including those of other issuers that the Funds currently hold or may in the future hold. The transition away from LIBOR to a successor rate may involve, among other things, (i) increased volatility or illiquidity in markets for instruments that rely on LIBOR, (ii) a reduction in the value of certain LIBOR-based instruments held by the Funds, or (iii) reduced effectiveness of related Fund transactions, such as hedging, any of which could potentially adversely affect the Funds' performance. Due to the uncertainty of the replacement for LIBOR, the potential effects on the Funds cannot yet be determined.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

88	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2023, BSL, BGX and BGB had invested $ 9,972,354, $ 9,915,038, and $ 35,686,188, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

Semi-Annual Report | June 30, 2023	89

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 9. GENERAL COMMITMENTS AND CONTINGENCIES

As of June 30, 2023, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating Rate 2027 Term Fund		Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit 2027 Term Fund
Borrower	Par Value	Fair Value	Par Value	Fair Value	Par Value	Fair Value
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan	$425	$420	$1,158	$1,145	$70	$69
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan	175,073	168,946	156,677	151,193	520,182	501,976
Pediatric Associates Holding Co. LLC, First Lien Term Loan	28,443	27,896	18,954	18,589	62,846	61,636
Total	$203,941	$197,262	$176,789	$170,927	$583,098	$563,681

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the period ended June 30, 2023, BSL, BGX, and BGB recorded a net increase/(decrease) in unrealized appreciation on unfunded loan commitments totaling $39,790, $21,211 and $(282,909), respectively.

NOTE 10. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

During the period ended June 30, 2023, BGX did not enter into any credit default swaps.

NOTE 11. LEVERAGE

On July 27, 2016, BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (the “Series A MRPS”). BGX issued 20,000 Series A MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 Series A MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the Series A MRPS of BGB and BGX were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on both BGB’s Series A MRPS and BGX’s Series A MRPS to “A”. The downgrades were driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Funds’ credit profiles. The dividend rate on the Funds’ Series A MRPS will increase if the credit rating for the relevant Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the Series A MRPS is July 27, 2023 (see Note 14. Subsequent Events). BGB and BGX make quarterly dividend payments on the Series A MRPS at an annual dividend rate of 3.61%. Due to the terms of the Series A MRPS, face value approximates fair value at June 30, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

90	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

In connection with BGB and BGX’s issuance of Series A MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of June 30, 2023 are shown on BGB’s and BGX’s Statements of Assets and Liabilities. The amount of expense amortized during the period ended June 30, 2023 is shown on BGB’s and BGX’s Statements of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of holders of Series A MRPS under the 1940 Act and except as otherwise provided in BGB’s and BGX’s Declarations of Trust, Bylaws, or the applicable Securities Purchase Agreements or as otherwise required by applicable law, each holder of Series A MRPS shall be entitled to one vote for each Series A MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, October 1, 2021, November 29, 2021 and September 30, 2022 to borrow up to a limit of $142 million, with $48 million for tranche A loans ("BSL Tranche A Loans") and $94 million for tranche B loans ("BSL Tranche B Loans"). BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, January 8, 2018 and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020, July 26, 2021, November 29, 2021, and July 21, 2022, to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). BGB entered into an agreement dated December 21, 2012, as amended on December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, January 8, 2021, September 30, 2021, December 31, 2021 and December 30, 2022 to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”). Borrowings under each Agreement are secured by the assets of each Fund.

Interest on BSL's Leverage Facility is charged at a rate of 0.90% above adjusted term SOFR with respect to BSL Tranche A Loans, 1.20% above adjusted term SOFR for one (1) month interest period BSL Tranche B Loans and 1.05% above adjusted term SOFR for three (3) month interest period BSL Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1), or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Interest on BGB’s Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGB Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGB Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGB Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Interest on BGX's Leverage Facility is charged at a rate of 0.85% above adjusted term SOFR with respect to BGX Tranche A Loans, 1.15% above adjusted term SOFR for one (1) month interest period BGX Tranche B Loans and 1.00% above adjusted term SOFR for three (3) month interest period BGX Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan to at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Semi-Annual Report | June 30, 2023	91

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL, BGB and BGX, for each of Tranche A and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At June 30, 2023, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $81,000,000, $79,800,000, and $260,900,000, at an interest rate of 6.19%, 6.15%, and 6.31%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended June 30, 2023, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the weighted average interest rates were $75,226,519 and 5.79%, $79,949,171 and 5.78%, and $256,717,680 and 5.93%, respectively. During the period ended June 30, 2023, BSL, BGX and BGB incurred $84,256, $53,361, and $198,963, respectively, for commitment fees on undrawn amounts, which is included under Interest on leverage facility on the Statements of Operations.

Under each Agreement and each governing document of the Series A MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus Series A MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2023, BSL’s, BGX’s, and BGB’s leverage represented 30.26%, 30.25%, and 30.37% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 7.58% and 5.24% of Managed Assets attributable to the Series A MRPS, respectively.

NOTE 12. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, is allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2022 permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone Senior Floating Rate 2027 Term Fund	$–	$–
Blackstone Long-Short Credit Income Fund	$(44,076)	$44,076
Blackstone Strategic Credit 2027 Term Fund	$–	$–

92	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2022 was as follows:

2022	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit 2027 Term Fund
Distributions Paid From:
Ordinary Income	$11,464,793	$11,956,115	(a)	$36,373,389	(a)
Total	$11,464,793	$11,956,115		$36,373,389

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2022, and as such are deemed to arise on the first day of the year ended December 31, 2023, were as follows:

Fund	Short Term	Long Term
Blackstone Senior Floating Rate 2027 Term Fund	$3,936,526	$52,520,668
Blackstone Long-Short Credit Income Fund	$6,453,719	$52,091,964
Blackstone Strategic Credit 2027 Term Fund	$19,870,187	$214,249,232

At December 31, 2022, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Undistributed ordinary income	$1,209,512	$1,050,776	$3,559,839
Accumulated capital losses	(56,457,194)	(58,545,682)	(234,119,419)
Unrealized appreciation/(depreciation)	(19,865,923)	(19,830,568)	(70,331,873)
Other Cumulative effect of timing differences	–	–	–
Total	$(75,113,614)	$(77,325,474)	$(300,891,453)

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities at June 30, 2023, calculated using book/tax differences as of the most recently ended fiscal year, December 31, 2022 are as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Cost of investments for income tax purposes	$288,995,208	$281,694,690	$920,191,317
Gross appreciation (excess of value over tax cost)	$1,947,390	$2,268,253	$9,659,141
Gross depreciation (excess of tax cost over value)	(12,558,929)	(12,011,174)	(44,286,304)
Net appreciation of foreign currency and derivatives	–	–	6,208
Net unrealized depreciation	$(10,661,539)	$(9,742,921)	$(34,620,955)

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through June 30, 2023. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after June 30, 2023, except for hedging transactions as of June 30, 2023, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the adoption of ASU 2020-04 and 2021-01.

Semi-Annual Report | June 30, 2023	93

Blackstone Credit Funds	Notes to Financial Statements

June 30, 2023 (Unaudited)

In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 14. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On June 12, 2023, a monthly distribution of $0.109 per share was declared to common shareholders, payable on July 31, 2023 to common shareholders of record on July 24, 2023. On June 12, 2023, a monthly distribution of $0.109 per share was declared to common shareholders, payable August 31, 2023 to common shareholders of record on August 24, 2023.

Shareholder Distributions for BGX: On June 12, 2023, a monthly distribution of $0.104 per share was declared to common shareholders, payable on July 31, 2023 to common shareholders of record on July 24, 2023. On June 12, 2023, a monthly distribution of $0.104 per share was declared to common shareholders, payable August 31, 2023 to common shareholders of record on August 24, 2023.

Shareholder Distributions for BGB: On June 12, 2023, a monthly distribution of $0.094 per share was declared to common shareholders, payable on July 31, 2023 to common shareholders of record on July 24, 2023. On June 12, 2023, a monthly distribution of $0.094 per share was declared to common shareholders, payable August 31, 2023 to common shareholders of record on August 24, 2023.

On July 25, 2023, BGB issued 45,000 4-year mandatory redeemable preferred shares (the "Series B MRPS") with a liquidation value of $45,000,000. The Series B MRPS are redeemable on July 25, 2027 and will pay quarterly distributions at an annual dividend rate of 6.60%.

On July 27, 2023, each of BGB and BGX redeemed all of their respective outstanding Series A MRPS at liquidation value in the amount of $45,000,000 and $20,000,000, respectively.

94	www.blackstone-credit.com

Blackstone Credit Funds	Summary of Dividend Reinvestment Plan

June 30, 2023 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Semi-Annual Report | June 30, 2023	95

Blackstone Credit Funds	Additional Information

June 30, 2023 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds' portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at www.blackstone-credit.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Annual Meeting of Shareholders - Voting Results

On April 19, 2023, BSL held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Edward D’Alelio as Class III Trustee of BSL, term to expire at the 2026 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	10,680,870	96.16%
Withheld	426,093	3.84%
Total	11,106,963	100.000%

Proposal 2: The election of Jane Siebels as Class III Trustee of BSL, term to expire at the 2026 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	10,710,213	96.43%
Withheld	396,750	3.57%
Total	11,106,963	100.00%

BGX Annual Meeting of Shareholders - Voting Results

On April 19, 2023, BGX held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Edward D’Alelio as Class II Trustee of BGX, term to expire at the 2026 annual shareholder meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	18,800	100.00%
Withheld	0	0.00%
Total	18,800	100.00%

Proposal 2: The election of Jane Siebels as Class II Trustee of BGX, term to expire at the 2026 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	9,011,669	84.59%
Withheld	1,642,073	15.41%
Total	10,653,742	100.00%

96	www.blackstone-credit.com

Blackstone Credit Funds	Additional Information

June 30, 2023 (Unaudited)

Proposal 3: The election of Daniel H. Smith, Jr. as Class I Trustee of BGX, term to expire at the 2025 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	9,482,582	89.01%
Withheld	1,171,160	10.99%
Total	10,653,742	100.00%

BGB Annual Meeting of Shareholders - Voting Results

On April 19, 2023, BGB held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Edward D’Alelio as Class I Trustee of BGB, term to expire at the 2026 annual shareholder meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	42,650	100.00%
Withheld	0	0.00%
Total	42,650	100.00%

Proposal 2: The election of Jane Siebels as Class I Trustee of BGB, term to expire at the 2026 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	36,386,828	91.82%
Withheld	3,243,825	8.18%
Total	39,630,653	100.00%

Proposal 3: The election of Daniel H. Smith, Jr. as Class III Trustee of BGB, term to expire at the 2025 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	37,509,514	94.65%
Withheld	2,121,139	5.35%
Total	39,630,653	100.00%

Semi-Annual Report | June 30, 2023	97

Blackstone Credit Funds	Privacy Procedures

June 30, 2023 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev April 2021

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and income

●    Assets and investment experience

●    Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

98	www.blackstone-credit.com

Blackstone Credit Funds	Privacy Procedures

June 30, 2023 (Unaudited)

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Floating Rate Enhanced Income Fund, Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, Blackstone Secured Lending Fund, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, and Blackstone Real Estate Income Master Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●     open an account or give us your income information

●     provide employment information or give us your contact information

●     tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes—information about your creditworthiness

●     affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Our affiliates include companies with a Blackstone name and financial companies such as Blackstone Credit and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.

Semi-Annual Report | June 30, 2023	99

Blackstone Credit Funds	Privacy Procedures

June 30, 2023 (Unaudited)

Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

100	www.blackstone-credit.com

Blackstone Credit Funds	Privacy Procedures

June 30, 2023 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).
●	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
●	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What personal data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

●	Contact information, such as name, e-mail and postal address, and phone number;
●	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;
●	Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;
●	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;
●	Financial information, such as information related to your transactions with us or others, bank account details (e.g., account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (e.g., types and amounts of investments) assets, income, and financial returns and positions;
●	Investment preferences;

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Blackstone Credit Funds	Privacy Procedures

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●	Information related to background checks (e.g., “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;
●	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and
●	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your personal data?

We collect Personal Data about you from a number of sources, including:

WHAT	HOW
Personal Data that you give us

●   From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

●   When you provide it to us in correspondence and conversations, including electronic communications such as e-mail and telephone calls

●   When you make transactions with respect to the Fund

●   When you interact with our online platforms and websites (such as bxaccess.com)

●   When you purchase securities from us and/or tell us where to send money

●   From cookies, web beacons, and similar interactions when you or your devices access our sites

●   When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal Data we obtain from others

We obtain Personal Data from:

●   Publicly available and accessible directories and sources

●   Bankruptcy registers

●   Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●   Governmental and competent regulatory authorities to whom we have regulatory obligations

●   Credit agencies

●   Fraud prevention and detection agencies / organizations

●   Transaction counterparties

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Blackstone Credit Funds	Privacy Procedures

June 30, 2023 (Unaudited)

Why do we process your personal data?

We may process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●   Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

●   Meet the resulting contractual obligations we have to you

●   Facilitate the continuation or termination of the contractual relationship between you and the Fund

●   Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●   Undertake our client and investor due diligence, and on-boarding checks

●   Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

●   Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●   Comply with requests from regulatory, governmental, tax and law enforcement authorities

●   Carry out surveillance and investigations

●   Carry out audit checks

●   Maintain statutory registers

●   Prevent and detect fraud

●   Comply with sanctions requirements

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Blackstone Credit Funds	Privacy Procedures

June 30, 2023 (Unaudited)

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●   Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

●   Assess and process any applications or requests made by you

●   Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●   Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●   Address or investigate any complaints, claims, proceedings or disputes

●   Provide you with, and inform you about, our investment products and services

●   Monitor and improve our relationships with investors

●   Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

●   Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

●   Manage our risk and operations

●   Comply with our accounting and tax-reporting requirements

●   Comply with our audit requirements

●   Assist with internal compliance with our policies and processes

●   Ensure appropriate group management and governance

●   Keep our internal records

●   Prepare reports on incidents/accidents

●   Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●   Analyze and manage commercial risks

●   Seek professional advice, including legal advice

●   Enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

●   Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●   Monitor communications to/from us using our systems

●   Protect the security and integrity of our information technology systems

●   Protect the security and safety of our buildings and locations where we operate

●   Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

●   Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

●   Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

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Blackstone Credit Funds	Privacy Procedures

June 30, 2023 (Unaudited)

Who we share your personal data with

We may share your Personal Data as follows:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●  To manage our relationship with you

●  For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

●  For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

●  Delivering the services you require

●  Managing your investment

●  Supporting and administering investment-related activities

●  Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●  To comply with applicable laws and regulations

●  Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●  Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

●  Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

●  Supporting and administering investment-related activities

●  Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●  Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

●  Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

●  Providing you with investment-related services

●  To comply with applicable legal and regulatory requirements

●  Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

●	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and
●	Other organizations and agencies – where we are required to do so by law.

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Blackstone Credit Funds	Privacy Procedures

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Do you have to provide us with this personal data?

Where we collect Personal Data from you, we will indicate if:

●	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
●	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your personal data internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent – and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an e-mail at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, e-mail, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details).

Retention and deletion of your personal data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
●	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

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Blackstone Credit Funds	Privacy Procedures

June 30, 2023 (Unaudited)

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	Access your Personal Data
●	Restrict the use of your Personal Data in certain circumstances
●	Have incomplete or inaccurate Personal Data corrected
●	Ask us to stop processing your Personal Data
●	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

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Blackstone Credit Funds	Privacy Procedures

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Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by e-mail or access our web form by e-mailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country specific addresses and contacts for locations where we operate is available at https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

Changes to this data privacy notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

108	www.blackstone-credit.com

Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2023 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone Senior Floating Rate Term 2027 Term Fund (“BSL”), Blackstone Long-Short Credit Income Fund (“BGX”), and Blackstone Strategic Credit 2027 Term Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each, an “Agreement” and collectively, the “Agreements”) with the Fund’s investment adviser, Blackstone Liquid Credit Strategies LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 24, 2023, the Board, including the Independent Trustees, considered, and unanimously approved, the continuation of each Agreement for an additional one-year term. To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their Independent Legal Counsel (“Independent Counsel”) had requested, received and considered a variety of information, including information provided in response to a supplemental request (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person in a private session (the “Review Session”) prior to the Contract Renewal Meeting with Independent Counsel to review the Contract Renewal Information. No representatives of the Funds, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under that Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Funds under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services the Adviser provided to the Funds under the Agreements. Specifically, the Board took into account the fact that the Adviser has a large and knowledgeable investment team, with one of the largest credit teams in the United States and globally, and has expanded its team and resources. The Adviser also reviewed with the Board its investment process, as well as its infrastructure and operational teams that serve the Funds.

The Board also reviewed Contract Renewal Information regarding the Adviser’s compliance policies and procedures established pursuant to the 1940 Act and considered the compliance record for the Adviser and each Fund during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and certain of its affiliates and the financial resources of the corporate parent of the Adviser, Blackstone Inc., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar CEF classification of Bank Loan (the “Morningstar Classification of Bank Loan”), which consists of 31 closed-end funds. Broadridge selected the Peer Group funds primarily from the Morningstar Classification of Bank Loan to be as comparable as possible to the Funds based upon its consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology Broadridge used to select each Fund’s Peer Group. On May 17, 2023, each of the members of the Board participated in a video conference call with Broadridge regarding the Broadridge Performance Information, including its peer grouping methodology and reporting format. Representatives of the Adviser also participated on that call. The Board noted Broadridge’s view that the relatively limited number of closed-end funds compared to the open-end fund universe creates limitations on peer grouping as compared to certain open-end funds.

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Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2023 (Unaudited)

The Peer Group for BSL consisted of eight funds, including BSL, for each of the 1-, 3-, 5- and 10-year periods ended March 31, 2023 (such periods being hereinafter called the “1- year period”, the “3- year period”, the “5- year period” and the “10- year period,” respectively) with an emphasis on strategies that have high net historical portfolio allocations to bank loans. The Peer Groups for BGX and BGB were the same, which consisted of nine funds, including both BGX and BGB, for each of the 1-, 3- and 5- year periods, and eight funds, including both BGX and BGB, for the 10- year period. The Peer Group for BGX and BGB included funds with historical portfolio allocations to bank loans higher than 20% and allocations to high-yield bonds. Most Peer Group funds, similar to BGX and BGB, had a majority of their assets allocated to bank loans, while two Peer Group funds had less than 50% of their assets allocated to bank loans. Broadridge included funds from outside the Morningstar Classification of Bank Loan with portfolio allocations to bank loans higher than 20% in the Peer Group for BGX and BGB. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its Peer Group funds at that time. The Board also noted that it also had received the return volatility and Sharpe ratio (a measure of risk-weighted return) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the respective Peer Group, rather than to the broader Morningstar Classification of Bank Loan.

BSL

The Broadridge Performance Information comparing BSL’s performance to that of its Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, measured on a gross return basis, ranked sixth among its Peer Group funds for the 1-year period; ranked first among its Peer Group funds for the 3-year period; ranked third among its Peer Group funds for the 5-year period; and ranked second among its Peer Group funds for the 10-year period.1 BSL’s returns, measured on a net return basis ranked last among its Peer Group funds for the 1-year period; ranked first among its Peer Group funds for the 3-year period; ranked sixth among its Peer Group funds for the 5-year period; and ranked fifth among its Peer Group funds for the 10-year period. Whether measured on a gross or net return basis, BSL’s returns were higher than the Peer Group median performance for the 3-year period and lower than the Peer Group median performance for the 1-year period, and BSL’s gross returns were higher than the Peer Group median performance for the 1-year period, but were lower than the Peer Group median performance with respect to net returns for each of the 5- and 10-year periods. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information showed that, measured on a gross and net return basis, BSL outperformed its benchmark for each of the 3-, 5-, and 10- year periods. The Broadridge Performance Information noted that on an annualized trailing, gross return basis, BSL’s 3-, 5- and 10-year returns outperformed its Peer Group median, classification median and benchmark. On a gross return basis, BSL’s Sharpe ratio (a measure of risk-weighted return) ranked sixth fourth, fourth and sixth among its Peer Group funds, respectively, for the 1-, 3-, 5- and 10-year periods. On a net return basis, BSL’s Sharpe ratio ranked eighth, first, sixth and seventh, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10-year periods.

BGX

The Broadridge Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s returns, measured on a gross return basis, ranked eighth among its Peer Group funds for the 1-year period; ranked third among its Peer Group funds for the 3- and 10- year periods; and ranked fourth among its Peer Group funds for the 10-year period. BGX’s returns, measured on a net return basis, ranked eighth among its Peer Group funds for the 1-year period; ranked third among its Peer Group funds for the 3-year period; and ranked fifth among its Peer Group funds for the 5-and 10-year periods. The Fund’s gross and net returns were better than the Peer Group median return in the 3- and 5-year periods, while the Fund’s gross and net returns were worse than the Peer Group median return in the 1-year period, and the Fund’s gross returns were better than the Peer Group median for the 10-year period but the Fund’s net returns were below the Peer Group median return for the 10-year period. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGX on a gross return basis outperformed its Peer Group and classification medians and benchmark for each of the 3-, 5-, and 10-year periods. On a gross return basis, BGX’s Sharpe ratio ranked eighth, seventh, fourth and sixth among its Peer Group funds, respectively, for the 1-, 3-, 5- and 10- year periods. On a net return basis, BGX’s Sharpe ratio ranked seventh, seventh, fifth and sixth, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10- year periods.

BGB

The Broadridge Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s returns, measured on a gross return basis, ranked seventh among its Peer Group funds for the 1-year period; ranked fifth among its Peer Group funds for the 3-year period; ranked eighth among its Peer Group funds for the 5-year period; and ranked sixth among its Peer Group fund for the 10-year period. BGB’s returns, measured on a net return basis, ranked seventh among its Peer Group funds for the 1-year period; ranked ninth among its Peer Group funds for the each of the 3- and 5-year periods; and ranked eighth among its Peer Group funds for the 10-year period. The Fund’s returns on both a gross and net return basis were lower than the Peer Group median performance for each of the 1-, 5- and 10-year periods, and the Fund’s gross returns were better than the Peer Group median return in the 3-year period, but the Fund’s net returns were below the Peer Group median return for the 3-year period. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGB underperformed its Peer Group median on a gross return basis for each of the 1-, 3- and 10-year periods, while BGB is in line with its Peer Group median for the 3-year period The Broadridge Performance Information showed that BGB’s Sharpe ratio, on a gross return basis, was ranked seventh among its Peer Group funds for the 1-year period; and eighth among the Peer Group funds for each of the 3-, 5- and 10-year periods. BGB’s Sharpe ratio on a net return basis was ranked eighth among the Peer Group funds for each of the 1-, 3- and 10-year periods; and ninth among the Peer Group funds for the 5-year period.

[1]	First in these performance rankings represents the fund with the best returns in the Peer Group, and last in these performance rankings represents the fund with the worst returns in the Peer Group, whether measured on a gross or net return basis.

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Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2023 (Unaudited)

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons challenging. Broadridge itself noted that the relatively limited number of closed-end funds compared to open-end funds poses particular challenges for peer grouping. The Adviser discussed with the Board whether the Morningstar Classification of Bank Loan provides relevant and appropriate performance comparisons in the case of BGX and BGB in light of their broader investment strategies. The Adviser also noted the particular limitations of the BGX and BGB Peer Groups, highlighting the wide range of investment strategies employed and returns achieved by funds in those Peer Groups (relative to the BSL Peer Group). In addition to the Broadridge Performance Information, the Board considered information provided by the Adviser regarding the Funds and the Morningstar Classification of Bank Loan and their respective Peer Groups as to differences in each Fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics.

The Board also noted the credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including that the Adviser continues to utilize a highly disciplined and repeatable investment approach with respect to the Funds. Based on its review and considering other relevant factors, including those noted above, the Board concluded that the Funds’ performance was acceptable.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its respective Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to that Fund.

Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) that Broadridge prepared, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with corresponding information contained in the Morningstar Classification of Bank Loan and each Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Classification of Bank Loan.

BSL

The eight funds in BSL’s Peer Group had average common share net assets ranging from $132.54 million to $809.89 million. Five of the other funds in the Peer Group were larger than BSL and two were smaller. The Broadridge Expense Information—which compared BSL’s actual total expenses to the Peer Group—showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) as compared on the basis of common share net assets, ranked seventh among the eight funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BSL’s actual advisory fee was closer to the average for managers with smaller fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked seventh among the funds in the Peer Group and were lower (i.e., better) than the Peer Group median for that expense component.

BGX

The ten funds in BGX’s Peer Group (which was the same as BGB’s Peer Group and included BGB) had average common share net assets ranging from $132.54 million to $809.89 million. Six of the other funds in the Peer Group were larger than BGX and two were smaller. The Broadridge Expense Information—which compared BGX’s actual total expenses to the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked fourth among the funds in the Peer Group and was lower (i.e., better) than the Peer Group median for that expense component. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked tied for fifth among the funds in the Peer Group and were higher (i.e., worse) than the Peer Group median for that expense component.

BGB

The ten funds in BGB’s Peer Group (which was the same as BGX’s Peer Group and included BGX) had average common share net assets ranging from $132.54 million to $809.89 million. One of the other funds in the Peer Group was larger than BGB and seven were smaller. The Broadridge Expense Information—which compared BGB’s actual total expenses to the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked seventh among the funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BGB’s actual advisory fee was closer to the average for managers with smaller fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked tied sixth among the funds in the Peer Group and were higher (i.e., worse) than the Peer Group median for that expense component.

Semi-Annual Report | June 30, 2023	111

Blackstone Credit Funds	Approval of Investment Advisory Agreement

June 30, 2023 (Unaudited)

The Board took into account that the Broadridge Expense Information indicated that the gross expense ratios of BSL, BGX and BGB increased year- over-year. The Board also noted that the allocation of both non-compensation and compensation expenses to the Funds increased year-over-year.

In its evaluation of the Advisory Fee and the Broadridge Expense Information for each Fund, the Board took into account the complexity of each Fund’s investment program and the credit review and other processes the Adviser employs in managing the Funds’ investment portfolios, including the Adviser’s standing and reputation in the leveraged finance market and the strength of its trading and middle office and risk management support teams. The Board noted that the Advisory Fee for each of BSL, BGX and BGB were slightly lower year-over-year. The Board further noted that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for concise peer grouping. The Board considered the Adviser’s belief that in making such peer comparisons, smaller funds, such as BSL and BGX, may be disadvantaged versus larger funds that have greater opportunities for economies of scale. The Adviser provided, and the Board considered, expense information contained in the Broadridge Expense Information in support of this belief.

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee for any one Fund. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds require additional resources for administration; and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years, as well as a description of the methodology by which the Adviser calculates that profitability and any changes in the methodology since the prior year. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies it used in preparing such profitability data. The Board agreed that the Adviser’s profitability in providing investment advisory and other services to each Fund was at a level which was not considered excessive in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that BGB currently does not have any plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board further noted that BGX and BSL were currently in the same circumstance, except that either could engage in an at-the-market offering to raise additional capital. The Board determined that for each Fund, to the extent economies of scale may be realized by the Adviser, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Other Benefits to the Adviser

The Board considered other benefits the Adviser and its affiliates receive as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

The Board did not identify any single factor it reviewed as being the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by their Independent Counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Independent Trustees received a memorandum as to their responsibilities from their Independent Counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreements in a private session with their Independent Counsel at which no representatives of the Adviser or Fund management were present.

112	www.blackstone-credit.com

Blackstone Credit Funds	Trustees & Officers

June 30, 2023 (Unaudited)

The overall management of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board. The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board to hold office until removed or replaced by the Board or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Jane M. Siebels Birth Year: 1960	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: November 2021 BGX: November 2021 BGB: November 2021 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Ms. Siebels was formerly a Consultant at Per4M and advises a small global equity hedge fund. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	4	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; JackPotJoy (Bahamas) (until 2021); Amber Asset Management (until 2019)
Edward H. D'Alelio Birth Year: 1952	Trustee, Member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Owl Rock Capital Corp. business development companies (“BDCs”) (7 portfolios overseen in Fund Complex)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	4	Sisecam Resources LP (formerly, Ciner Resources LP) (master limited partnership)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Premier VIP Trust; EQ Advisors Trust; 1290 Funds

Semi-Annual Report | June 30, 2023	113

Blackstone Credit Funds	Trustees & Officers

June 30, 2023 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2025 BGX: 2025 BGB: 2025	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

TRUSTEE EMERITUS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Michael F. Holland(4) Birth Year: 1944	Trustee Emeritus	Trustee From:
BSL: April 2010 – May 2022
BGX: November 2010 – May 2022
BGB: May 2012 – May 2022

Trustee Emeritus
Since:
BSL: May 2022
BGX: May 2022
BGB: May 2022

Trustee Emeritus
Term Expires:
BSL: May 2023
BGX: May 2023
		BGB: May 2023	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	N/A	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund (until 2017)

114	www.blackstone-credit.com

Blackstone Credit Funds	Trustees & Officers

June 30, 2023 (Unaudited)

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.
Gregory Roppa Birth Year: 1976	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2022 BGX: March 2022 BGB: March 2022 Term of Office: Indefinite	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit, Real Estate, and Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm. Prior to that Mr. Roppa began his career in the financial services audit practice at Arthur Andersen LLP. Mr. Roppa received a B.S. in Accounting from Binghamton University, where he graduated cum laude. He is a Certified Public Accountant.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director and as of 2023 is the Global Head of Liquid Credit Strategies. Mr. Zable is also Senior Portfolio Manager of the U.S. CLOs and closed-end funds within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.
Marisa Beeney Birth Year: 1970	Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director and General Counsel of Blackstone Credit. Before joining Blackstone Credit, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: BSL: September 2022 BGX: September 2022 BGB: September 2022 Term of Office: Indefinite	Mr. Renahan is a Managing Director in the Legal and Compliance group of Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management. Mr. Renahan previously served for approximately 13 years at Legg Mason and predecessor firms as a Managing Director and Senior Counsel. He was also previously an associate in the New York office of the law firm Battle Fowler LLP (which subsequently merged into Paul Hastings LLP). Mr. Renahan has been an active member of the Investment Company Institute ("ICI") and served as Chairman of the ICI’s Closed-End Fund Committee from 2014-2018.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: BSL: February 2021 BGX: February 2021 BGB: February 2021 Term of Office: Indefinite	Ms. Naratil is a Principal of Blackstone Credit and a member of the Product Management team within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

Semi-Annual Report | June 30, 2023	115

Blackstone Credit Funds	Trustees & Officers

June 30, 2023 (Unaudited)

(1)	The address of each Trustee/Nominee, Trustee Emeritus and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Blackstone Credit Closed-End Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund, and Blackstone Alternative Multi-Strategy Fund.
(3)	"Interested person" of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.
(4)	Mr. Holland was a Trustee Emeritus of the Funds from May 25, 2022 through May 25, 2023.

116	www.blackstone-credit.com

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Legal Officer and Secretary
William Renahan
Chief Compliance Officer
Valerie Naratil
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street , Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-credit.com.

1.877.876.1121 | WWW.BLACKSTONE-CREDIT.COM

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)    Not applicable to this Report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable to this Report.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c) Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 7, 2023

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 7, 2023

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 7, 2023